   As filed with the Securities and Exchange Commission on February 1, 2005.

                                                File Nos. 333-111213; 811-04885

================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                               -----------------

                                   FORM N-6


 Registration Statement Under The Securities Act of 1933                     [X]
                       Pre-Effective Amendment No.                           [_]
                       Post-Effective Amendment No. 3                        [X]

                         and/or

For Registration Under the Investment Company Act of 1940                    [X]

                    Amendment No. 42                                         [X]
            (Check Appropriate Box or Boxes)


                     GE Life & Annuity Separate Account II
                          (Exact Name of Registrant)

                     GE Life and Annuity Assurance Company
                           (Exact Name of Depositor)

               6610 West Broad Street, Richmond, Virginia 23230
         (Address of Depositor's Principal Executive Office, Zip Code)

                                (804) 281-6910
              (Depositor's Telephone Number, Including Area Code)

                            Heather C. Harker, Esq.

                 Vice President and Associate General Counsel

                     GE Life and Annuity Assurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230
               (Name and Complete Address of Agent for Service)

          -----------------------------------------------------------
                 Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box):

[_] immediately upon filing pursuant to paragraph (b) of Rule 485


[_] on (date) pursuant to paragraph (b) of Rule 485



[X] 60 days after filing pursuant to paragraph (a)(1) of Rule 485


[_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                Prospectus For
                       Flexible Premium Single Life and
           Joint and Last Survivor Variable Life Insurance Policies

                              Single Life Policy
                                Form P1254 4/00
                      Joint and Last Survivor Life Policy
                                Form P1255 4/00

                                  Issued by:
                     GE Life and Annuity Assurance Company
                     GE Life & Annuity Separate Account II
                            6610 West Broad Street
                           Richmond, Virginia 23230




                         Variable Life Service Center


                          3100 Albert Lankford Drive


                           Lynchburg, Virginia 24501


                       Telephone Number: 1-800-352-9910


--------------------------------------------------------------------------------


  ---------------------------------------------------------------------------
  The Policies described by this prospectus will usually be deemed Modified Endowment Contracts. This means:

     . Any future loan, partial surrender, or assignment or pledge of the Policy will be taxed up to the amount by which the Account Value exceeds the premium paid into the Policy

     . Any taxable loan, partial surrender, assignment or pledge of the Policy made by owners younger than age 591/2 will be subject to a 10% penalty tax

     . Increases in Account Value will not be taxed unless partially surrendered or accessed in some other way

     . Death Benefit proceeds are generally tax-free like traditional life insurance policies

  It is advised that you contact a tax adviser before purchasing this
  Policy. Please refer to the "Tax Considerations" provision of this prospectus for more information on Modified Endowment Contracts.
  ---------------------------------------------------------------------------



This prospectus contains information about the Policy that the owner ("you") should know before investing. Please read this prospectus carefully before investing and keep it for future reference.



This prospectus describes a flexible premium single life and joint and last survivor variable life insurance policy (the "Policy") offered by GE Life and Annuity Assurance Company ("we," "us," "our," or the "Company"). The purpose of this Policy is to provide life insurance protection for the beneficiary(ies) named on the Policy. We offer the Policy on either a single life or joint and last survivor basis. If you purchase the Policy on a single life basis, we will pay a Death Benefit upon the death of the Insured. If you purchase the Policy on a joint and last survivor basis, we will pay a Death Benefit upon the death of the last surviving Insured.


Your Account Value may accumulate on a variable or fixed basis, or both. If you choose our variable option, we will invest your assets in the Subaccounts of GE Life & Annuity Separate Account II (the "Separate Account") that you select. Each Subaccount invests in shares of a Portfolio. You bear the investment risk of investing in the Subaccounts. If you choose our fixed option, your assets will earn interest monthly at an annual effective rate of at least 4%. We take the investment risk for assets allocated to the Guarantee Account.

Your Policy provides for a Surrender Value. The amount of your Surrender Value will depend upon the investment performance of the Subaccounts you select and interest credited on assets in the Guarantee Account. Investors assume certain risks when investing in the Policy, including the risk of losing money. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

We guarantee the Death Benefit for as long as the Policy is in force. The Surrender Value is not guaranteed. Unless the Continuation of Coverage Rider is in effect, the Policy will lapse if the Surrender Value is insufficient to cover Policy charges. We guarantee to keep the Policy in force as long as minimum premium requirements are met.

You may cancel your Policy during the free-look period. Please note that replacing your existing insurance coverage with this Policy might not be to your advantage.

Neither the U.S. Government nor any governmental agency insures or guarantees your investment in the Policy.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.


The date of this prospectus is April 29, 2005.

Table of Contents



                 Summary of Benefits and Risks...............................
                    Benefits of Your Policy..................................
                    Risks of Your Policy.....................................

                 Fee Tables..................................................
                    Transaction Fees.........................................
                    Periodic Charges Other Than Portfolio Operating Expenses.
                    Periodic Charges for Optional Riders.....................
                    Total Annual Portfolio Operating Expenses................

                 The Company.................................................

                 The Separate Account........................................
                    Changes to the Separate Account..........................

                 The Portfolios..............................................
                    The Subaccounts..........................................
                    Voting Rights............................................

                 The Guarantee Account.......................................

                 Charges and Deductions......................................
                    Monthly Deduction........................................
                    Cost of Insurance........................................
                    Mortality and Expense Risk Charge........................
                    Premium Tax Recovery Charge and Distribution Expense
                      Charge.................................................
                    Administrative Expense Charge............................
                    Surrender Charge.........................................
                    Partial Surrender Processing Fee.........................
                    Other Charges............................................
                    Reduction of Charges for Group Sales.....................

                 The Policy..................................................
                    Applying for a Policy....................................
                    Owner....................................................
                    Beneficiary..............................................
                    Changing the Owner or Beneficiary........................
                    Canceling a Policy.......................................

                 Premiums....................................................
                    General..................................................
                    Tax-Free Exchanges (1035 Exchanges)......................
                    Allocating Premiums......................................

                 How Your Account Value Varies...............................
                    Account Value............................................
                    Surrender Value..........................................
                    Subaccount Values........................................

Transfers..................................................................
   General.................................................................
   Transfers From the Guarantee Accounts to the Subaccounts................
   Transfers From the Subaccounts to the Guarantee Account.................
   Transfers Among the Subaccounts.........................................
   Telephone Transactions..................................................
   Confirmation of Transactions............................................
   Special Note on Reliability.............................................
   Transfers by Third Parties..............................................
   Special Note on Frequent Transfers......................................
   Dollar Cost Averaging...................................................
   Portfolio Rebalancing...................................................

Death Benefit..............................................................
   Amount of Death Benefit Payable.........................................
   Changing the Specified Amount...........................................

Surrenders and Partial Surrenders..........................................
   Surrenders..............................................................
   Partial Surrenders......................................................
   Effect of Partial Surrenders............................................

Loans......................................................................
   General.................................................................
   Repayment of Policy Debt................................................
   Effect of Policy Loans..................................................

Termination................................................................
   Premium to Prevent Termination..........................................
   Grace Period............................................................
   Reinstatement...........................................................
   Continuation of Coverage Rider..........................................

Requesting Payments........................................................

Tax Considerations.........................................................
   Introduction............................................................
   Modified Endowment Contracts............................................
   Special Rules for Modified Endowment Contracts..........................
   Tax Status of Life Insurance Policies...................................
   Income Tax Withholding..................................................
   Tax Status of the Company...............................................
   Changes in the Law and Other Considerations.............................

Sale of the Policies.......................................................

                Other Policy Information....................................
                   Optional Payment Plans...................................
                   Dividends................................................
                   Incontestability.........................................
                   Suicide Exclusion........................................
                   Misstatement of Age or Gender............................
                   Written Notice...........................................
                   Trust....................................................
                   Other Changes............................................
                   Reports..................................................
                   Supplemental Benefits....................................
                   Using the Policy as Collateral...........................
                   Reinsurance..............................................
                   Legal Proceedings........................................

                Financial Statements........................................

                Definitions.................................................

Summary of Benefits and Risks

BENEFITS OF YOUR POLICY

DEFINED TERMS         See the "Definitions" provision in the back of this
                      prospectus for defined terms.


DEATH BENEFIT         The primary benefit of your Policy is life insurance
                      coverage. Your initial premium purchases a Specified
                      Amount of life insurance coverage. While the Policy is in force, we will pay a Death Benefit to your beneficiary(ies) when the Insured dies (or the last surviving Insured dies if you purchase a joint and last survivor Policy). See the "Death Benefit" provision of this prospectus.


DEATH BENEFIT         If the Insured under a single life Policy or the last
PAYABLE               surviving Insured under a joint and last survivor Policy
                      at his or her death is younger than Attained Age 100, the Death Benefit payable is the greater of the Specified
                      Amount and the Account Value multiplied by the applicable corridor percentage.

                      If the Insured under a single life Policy or the last surviving Insured under a joint and last survivor Policy at his or her death is Attained Age 100 or older, the Death Benefit payable is the Account Value multiplied by the applicable corridor percentage.

                      Under certain circumstances, we may further adjust the amount of the Death Benefit payable. See the "Death Benefit" and the "Incontestability and Misstatement of Age or Gender" provisions of this prospectus.

COVERAGE              Within certain limits, you can:
FLEXIBILITY
                         . increase or decrease the Specified Amount;


                         . change your beneficiary(ies); and



                         . change the owner of the Policy.



                      See the "Death Benefit -- Changing The Specified Amount" and "The Policy -- Changing the Owner or Beneficiary" provisions of this prospectus.



CHOICE OF DEATH       Your beneficiary(ies) may choose to take Death Benefit
BENEFIT PAYMENT       proceeds as a lump sum or select from a variety of
OPTIONS               payment options which pay the Death Benefit proceeds over
                      time. See the "Death Benefit -- Changing The Death
                      Benefit Option" provision of this prospectus.


CASH BENEFITS         You can access the Account Value of your Policy by taking
                      a Policy loan, taking a partial surrender or a full surrender with certain limitations as described below:

  LOANS You may take a Policy loan for up to 90% of the difference between your Account Value and any surrender charges, minus any Policy Debt. Taking a Policy loan may have adverse tax consequences. See the "Loans" and "Tax Considerations" provisions of this prospectus.

  PARTIAL             You may take one partial surrender each Policy year after
  SURRENDERS          the first Policy year. The minimum partial surrender
                      amount is $1,000. The maximum partial surrender amount you may take is equal to the lesser of:

                        (1) your Surrender Value of the Policy less $1,000 at
                            the time of the partial surrender; and

                        (2) the available loan amount (which is equal to 90% of
                            the difference between Account Value and any surrender charges, minus any Policy Debt).

                      We will not permit a partial surrender that would reduce your Account Value to below $25,000 at the time of the partial surrender. We also assess a processing fee for each partial surrender equal to the lesser of $25 or 2% of the amount surrendered. In addition, you may be subject to a 10% penalty tax if your Policy is deemed a Modified Endowment Contract and you are under the age of 59 1/2 at the time of the partial surrender. See the "Surrenders and Partial Surrenders" provision of this prospectus.

  FULL                You can surrender your Policy at any time for its
  SURRENDER           Surrender Value (Account Value minus Policy Debt minus
                      any applicable surrender charge). You can choose to take the Surrender Value in a lump sum or over time by electing one of several payment options. See the "Surrenders and Partial Surrenders" provision of this prospectus.

MINIMUM               The minimum initial premium is $25,000. Subsequent
PREMIUM               premiums are accepted on a limited basis and must be at
REQUIREMENT           least $1,000. See the "Premiums" provision of this
                      prospectus.


INVESTMENT            You can allocate your premiums to the Guarantee Account
OPTIONS               and among up to 10 of the Subaccounts available in the
                      Separate Account at any given time. Each Subaccount invests in shares of a designated Portfolio. Not all Portfolios may be available to all Policies, or available to all states or in all markets. See the "Separate
                      Account" and the "Portfolios" provisions of this prospectus. Assets allocated to the Guarantee Account will earn interest monthly at an annual effective rate of at least 4%. See the "Guarantee Account" provision of this prospectus.


TRANSFERS             You may transfer assets among the Subaccounts and between
                      the Subaccounts and the Guarantee Account, within certain limits. We also offer two automated transfer programs:
                      Dollar Cost Averaging and Portfolio Rebalancing. See the
                      "Transfers" provision of this prospectus.


TAX BENEFITS          You are generally not taxed on the Policy's earnings
                      until you withdraw Account Value from your Policy. This is known as tax deferral. Your beneficiary(ies) generally receives Death Benefit proceeds tax-free. See the "Tax
                      Considerations" provision of this prospectus.

ASSIGNABILITY         You may assign the Policy as collateral for a loan or
                      other obligation. See the "Other Policy
                      Information -- Using the Policy as Collateral" provision of this prospectus.

RIGHT TO RETURN       You have a limited period of time after the Policy is
THE POLICY            issued during which you can cancel the Policy and receive
                      a refund. See the "Policy -- Canceling A Policy" provision of this prospectus.

ADDITIONAL            If available in your state, there are additional benefits
BENEFITS              that are added to your Policy by way of optional riders.
                      See the "Fee Tables" and "Other
                      Policy Information -- Supplemental Benefits" provisions of this prospectus.

RISKS OF YOUR POLICY

SUITABILITY           Variable life insurance is designed for long-term
                      financial planning. It is not suitable as an investment vehicle for short-term savings. You should not purchase a Policy if you will need the premium payment in a short period of time. If you do not plan on holding this Policy for at least 7 years, you will incur a surrender charge if you surrender the Policy. See the "Fee Tables" provision of this prospectus.


INVESTMENT RISK       Your Account Value is subject to the risk that investment
                      performance will be unfavorable and that your Account
                      Value will decrease. If your investment results are unfavorable and/or you stop making premium payments at or above the minimum requirements, the Surrender Value of your Policy may fall to zero, because we continue to deduct charges from your Account Value. In that case the Policy will terminate without value and insurance coverage will cease, unless you make an additional payment sufficient to prevent a termination during the 61 day grace period. If you have the Continuation of Coverage Rider and it is still in force and your Policy
                      Debt does not exceed your Account Value, your Policy will not terminate regardless of your Subaccount investment performance. On the other hand, if your investment experience is favorable and you have kept the Policy in force for a substantial time, you may be able to draw upon your Account Value, through partial surrenders and Policy loans. See the "Loans" and the "Termination" provisions of this prospectus.


ADDITIONAL RISKS      The types of investments that a Portfolio makes will also
                      create risk. A comprehensive discussion of the risks of the Portfolio underlying each Subaccount may be found in that Portfolio's prospectus. You should read each Portfolio's prospectus carefully before investing.

RISK OF               If the Surrender Value of your Policy is insufficient to
TERMINATION           pay the monthly deduction when due, a grace period will
                      begin. There is a risk that if partial surrenders, loans, and monthly deductions reduce your Surrender Value to an amount insufficient to cover Policy charges and/or if the investment experience of your selected Subaccounts is unfavorable, then your Policy could lapse (unless the Continuation of Coverage Rider is in force). In that case, you will have a 61 day grace period to make a sufficient payment. If you do not make a sufficient payment before the grace period ends, your Policy will terminate without value, insurance coverage will cease, and you will receive no benefits. After termination, you may reinstate your Policy within three years subject to certain conditions. See the "Termination" provision of this prospectus.

TAX RISKS             In order to qualify as a life insurance contract for
                      Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited.
                      Nevertheless, we believe that a Policy on the life of a single Insured should satisfy the applicable requirements. There is less guidance, however, with respect to joint and last survivor Policies. In the absence of such guidance there is some uncertainty as to whether a joint and last survivor Policy will qualify as a life insurance contract for Federal tax purposes. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

                      In most cases this Policy will be a Modified Endowment Contract. In these cases, special rules apply, and a 10% IRS penalty tax may be imposed on distributions, including loans.

                      Existing tax laws that benefit this Policy may change at any time. You should consult a qualified tax adviser in all tax matters involving your Policy. See the "Tax Considerations" provision of this prospectus.

LIMITS ON PARTIAL     You may request one partial surrender each Policy year
SURRENDERS            after the first Policy year.

                      The minimum partial surrender amount is $1,000. We assess a processing fee for each partial surrender. We will not permit a partial surrender that will reduce your Account Value below $25,000 at the time of the partial surrender.


                      Partial surrenders will reduce your Account Value and Death Benefit proceeds. Federal income taxes and a penalty tax will apply to each partial surrender. See the "Surrenders and Partial Surrenders" provision of this prospectus.

EFFECTS OF            A Policy loan, whether or not repaid, will affect your
POLICY LOANS          Account Value over time because we subtract the amount of
                      the loan from the Investment Options as collateral. We then credit a fixed interest rate to the loan collateral.
                      As a result, the loan collateral does not participate in the investment results of the Subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts, the effect could be favorable or unfavorable.

                      Because we subtract the amount of the loan from the Investment Options, a Policy loan reduces the amount available for transfers among the Subaccounts and the Guarantee Account.

                      A Policy loan also reduces the Death Benefit payable. A Policy loan could make it more likely that a Policy would terminate. There is a risk that the Policy will lapse and a Policy Loan could result in adverse tax consequences. In circumstances where your Policy is at risk of lapse, you must submit a sufficient payment during the grace period to avoid the Policy's termination without value and the end of insurance coverage. If a Policy is issued as a Modified Endowment Contract and a loan is taken from the Policy, the amount of the loan (together with any unpaid interest included in Policy Debt) will be taxed in the same manner as a partial surrender. See the "Loans" provision of this prospectus.

LIMITS ON             You may transfer all or a portion of your assets between
TRANSFERS             and among the Subaccounts and the Guarantee Account on
                      any Valuation Day subject to certain restrictions. You may not, however, transfer assets in the Guarantee
                      Account from one interest rate guarantee period to another interest rate guarantee period. We may limit and/or restrict transfers from the Guarantee Account to the Subaccounts and from the Subaccounts to the Guarantee
                      Account.


                      You may submit the first 12 Subaccount transfers made in a calendar year by overnight delivery service, U.S. Mail, voice response, telephone or facsimile. Once such 12 Subaccount transfers have been executed, a letter will be sent to you notifying you that you may submit additional transfers only in writing by U.S. Mail or by overnight delivery service. Transfer requests sent by same day mail, courier service, telephone or facsimile will not be accepted. The restrictions listed above do not apply to any transfers made among the Subaccounts pursuant to a Dollar Cost Averaging program or Portfolio Rebalancing program. See the "Transfers" provision of this prospectus.


                      We currently do not charge for transfers. However, we reserve the right to assess a charge of up to $10 per transfer. The minimum transfer amount is $100 or the entire balance in the Subaccount or interest rate guarantee period if the transfer will leave a balance of less than $100.

COMPARISON WITH       The Policy is similar in many ways to universal life
OTHER INSURANCE       insurance. As with universal life insurance:
POLICIES
                         . the owner pays a premium for insurance coverage on
                           the Insured(s);



                         . the Policy provides for the accumulation of
                           Surrender Value that is payable if the owner surrenders the Policy during the lifetime of the Insured under a single life Policy and the last Insured under a joint and last survivor Policy; and


                         . the Surrender Value may be substantially lower than
                           the premium paid.

                      However, the Policy differs from universal life insurance in that it permits you to place your premium in the Subaccounts. The amount and duration of life insurance protection and the value of the Policy will vary with the investment performance of the Subaccounts you select. You bear the investment risk with respect to the amounts allocated to the Subaccounts.

Fee Tables


The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.

TRANSACTION           The first table describes the fees and expenses that you
FEES                  will pay at the time that you buy the Policy, surrender
                      the Policy, or transfer assets between Investment Options.


                                              When Charge is         Current Amount      Maximum Amount
Charge                                           Deducted               Deducted            Deducted
----------------------------------------------------------------------------------------------------------
Surrender Charge/1/                      When you surrender        6.0% of the initial 6% of the initial
                                         your Policy within 7      premium, declining  premium, declining
                                         years of the Policy Date  to 0.0% in Policy   to 0.0% in Policy
                                                                   year 7              year 7
----------------------------------------------------------------------------------------------------------
Partial Surrender Processing Fee         When you partially        The lesser of       The lesser of
                                         surrender a portion of    $25.00 or 2% of     $25.00 or 2% of
                                         the Policy's Account      the amount          the amount
                                         Value                     partially           partially
                                                                   surrendered         surrendered
----------------------------------------------------------------------------------------------------------
Net Loan Charge/2/                       When a loan is taken      2.0% net cost on    2.0% net cost on
                                         and monthly thereafter    non-preferred loans non-preferred loans
                                         until loan is repaid in   in all years (and   in all years (and
                                         full                      preferred loans     preferred loans
                                                                   during 1st Policy   during 1st Policy
                                                                   year)               year)

                                                                   0% net cost on      0% net cost on
                                                                   preferred loans     preferred loans
                                                                   Policy year 2 and   Policy year 2 and
                                                                   after               after
----------------------------------------------------------------------------------------------------------
Illustration Preparation Fee             When you request a        $0.00               $25.00
                                         personalized illustration
----------------------------------------------------------------------------------------------------------
Transfer Fee                             When you make a           $0.00               $10.00
                                         transfer
----------------------------------------------------------------------------------------------------------

                    /1/ For a joint and last survivor Policy, the surrender
                        charge may be lower if required by state non-forfeiture law.

                    /2/ The net cost of a Policy loan is determined as follows:


                                            Non-Preferred Loan Rate  Preferred
                                               All Policy Years      Loan Rate
                                             (Preferred Loan Rate   Policy Years
                                               1st Policy Year)     2 and After
  ------------------------------------------------------------------------------
  Guaranteed Maximum Interest Rate Charged            6.0%              4.0%
  Guaranteed Minimum Interest Rate Credited           4.0%              4.0%
  ------------------------------------------------------------------------------
  Guaranteed Net Cost                                 2.0%              0.0%
  ------------------------------------------------------------------------------

PERIODIC CHARGES      The next table describes the fees and expenses that you
OTHER THAN            will pay periodically during the time that you own the
PORTFOLIO             Policy, not including Portfolio fees and expenses.
OPERATING
EXPENSES

                                             When Charge is        Current Amount      Maximum Amount
Charge                                          Deducted              Deducted            Deducted
--------------------------------------------------------------------------------------------------------
Cost of Insurance/1/                     On the Policy Date and
                                         monthly thereafter on
                                         the Monthly Anniversary
                                         Date until the younger
                                         Insured reaches
                                         Attained Age 100

                                                                 Single Life Policy: Single Life Policy:

 Minimum                                                         0.05% of the        $0.06 per $1,000
                                                                 Account Value       of net amount at
                                                                                     risk

 Maximum                                                         0.05% of the        $83.33 per $1000
                                                                 Account Value       of net amount at
                                                                                     risk

 Charge during 1st Policy year for a                             0.05% of the        $1.35 per $1,000
   60 year old male in the Standard                              Account Value       of net amount at
   Risk Class                                                                        risk

                                                                 Joint and Last      Joint and Last
                                                                 Survivor Policy:    Survivor Policy:

 Minimum                                                         0.03% of the        $.0002 per
                                                                 Account Value       $1,000 of net
                                                                                     amount at risk

 Maximum                                                         0.03% of the        $83.33 per
                                                                 Account Value       $1,000 of net
                                                                                     amount at risk

 Charge during 1st Policy year for a                             0.03% of the        $0.01 per $1,000
   60 year old male and 60 year old                              Account Value       of net amount at
   female in the Standard Risk Class                                                 risk
--------------------------------------------------------------------------------------------------------
Administrative Expense Charge            On the Policy Date and
                                         monthly thereafter on
                                         the Monthly Anniversary
                                         Date

 Minimum Charge                                                  $8.00 per month     $8.00 per month

 Maximum Charge                                                  Annualized rate of  Annualized rate of
                                                                 0.40% of the        0.40% of the
                                                                 Account Value       Account Value
--------------------------------------------------------------------------------------------------------


                    /1/ We will not impose this charge once the Insured, under a single life Policy, or the younger Insured, under a joint and last survivor Policy, reaches Attained Age
                        100. The maximum rates vary by the Insured's gender, issue age, risk class and by the year of coverage. Maximum rates may be increased for Policies issued in an increased rating class. The rates shown may not be representative of the charge that a particular owner may pay. If you would like information on the cost of insurance charge rates for your particular situation, please call us at (800) 352-9910 or your financial representative.

                                             When Charge is         Current Amount       Maximum Amount
Charge                                          Deducted               Deducted             Deducted
----------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Fees          On the Policy Date and
                                         monthly thereafter on
                                         the Monthly Anniversary
                                         Date

                                                                 Annualized rate of   Annualized rate of
                                                                 0.70% of unloaned    0.70% of unloaned
                                                                 assets in the        assets in the
                                                                 Subaccounts          Subaccounts
                                                                 through the first 10 through the first 10
                                                                 Policy years         Policy years

                                                                 Annualized rate of   Annualized rate of
                                                                 0.35% of unloaned    0.35% of unloaned
                                                                 assets in the        assets in the
                                                                 Subaccounts after    Subaccounts after
                                                                 the 10th Policy      the 10th Policy
                                                                 year                 year
----------------------------------------------------------------------------------------------------------
Premium Tax Recovery Charge              On the Policy Date and  0.20% (annualized    0.20% (annualized
                                         monthly thereafter on   rate based on the    rate based on the
                                         the Monthly Anniversary portion of assets in portion of assets in
                                         Date for 10 years after the Separate         the Separate
                                         each premium payment    Account              Account
                                                                 attributable to      attributable to
                                                                 each premium         each premium
                                                                 payment)             payment)
----------------------------------------------------------------------------------------------------------
Distribution Expense Charge              On the Policy Date and  0.30% (annualized    0.30% (annualized
                                         monthly thereafter on   rate based on the    rate based on the
                                         the Monthly Anniversary portion of assets in portion of assets in
                                         Date for 10 years after the Separate         the Separate
                                         each premium payment    Account              Account
                                                                 attributable to      attributable to
                                                                 each premium         each premium
                                                                 payment)             payment)
----------------------------------------------------------------------------------------------------------




PERIODIC CHARGES      The next table describes the charges that you will pay
FOR OPTIONAL          periodically for the riders that are available under the
RIDERS                Policy.

                                            When Charge     Current Amount Maximum Amount
                                            is Deducted        Deducted       Deducted
-----------------------------------------------------------------------------------------
Accelerated Benefit Rider Charge         At time of benefit    $250.00        $250.00
                                         payment
-----------------------------------------------------------------------------------------
Continuation of Coverage Rider Charge           N/A            $0.00          $0.00
-----------------------------------------------------------------------------------------

TOTAL ANNUAL          The next table shows the minimum and maximum total annual
PORTFOLIO             operating expenses charged by the Portfolios that you may
OPERATING             pay periodically during the time that you own the Policy.
EXPENSES              These are expenses that are deducted from Portfolio
                      assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.



                      Annual Portfolio Expenses/1/               Minimum Maximum
                      ----------------------------------------------------------
                      Total Annual Portfolio Operating
                       Expenses (before fee waivers or
                       reimbursements)                                %       %
                      ----------------------------------------------------------


                    /1/ Expenses are shown as a percentage of Portfolio average daily net assets as of December 31, 2004. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios' expenses in order to keep the Portfolios' expenses below specified limits. In some cases, these expense limitations are contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense
                        reimbursements are     % and     %, respectively.
                        Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.



                        Audited portfolio expenses as of December 31, 2004 will be added pursuant to subsequent post-effective amendment to the registration statement.

The Company


                      We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contracts. We do business in 49 states and the District of Columbia. Our Home Office is located at 6610 West Broad Street, Richmond, Virginia 23230. Our Variable Life Service Center is located at 3100 Albert Lankford Drive, Lynchburg, Virginia 24501. We are obligated to pay all amounts promised under the Policy.


                      We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

The Separate Account


                      We established the Separate Account as a separate investment account on August 21, 1986. The Separate Account has Subaccounts available under the Policy. Each Subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio of one of the Funds described in "The Portfolios" provision of this prospectus.


                      The assets of the Separate Account belong to us. However, we may not charge the assets in the Separate Account attributable to the Policies with liabilities arising out of any other business we conduct. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we conduct.


CHANGES TO THE        The Separate Account may include other Subaccounts that
SEPARATE              are not available under this Policy. We may substitute
ACCOUNT               another Subaccount or insurance company separate account
                      under the Policy if, in our judgment, investment in a Subaccount should no longer be possible or becomes inappropriate for the purposes of the Policies, or if investment in another Subaccount or insurance company separate account is in the best interest of owners. The new Subaccounts may be limited to certain classes of Policies, and the new Subaccounts may have higher fees and charges than the Subaccounts they replaced. No substitution may take place without prior notice to owners and prior approval of the Securities and Exchange
                      Commission ("SEC") and insurance regulatory authorities, to the extent required by the Investment Company Act of 1940 (the "1940 Act") and applicable law.


                      We may also, where permitted by law:

                         . create new separate accounts;

                         . combine separate accounts, including combining the
                           Separate Account with another separate account established by the Company;

                         . transfer assets of the Separate Account, which we
                           determine to be associated with the class of Policies to which this Policy belongs, to another separate account;

                         . add new Subaccounts to or remove Subaccounts from
                           the Separate Account, or combine Subaccounts;

                         . make the Subaccounts available under other policies
                           we issue;

                         . add new Portfolios or remove existing Portfolios;

                         . substitute new Portfolios for any existing Portfolio
                           which we determine is no longer appropriate in light of the purposes of the Separate Account;

                         . deregister the Separate Account under the 1940 Act;
                           and

                         . operate the Separate Account under the direction of
                           a committee or in another form.

The Portfolios

                      You select the Subaccounts to which you direct premiums. You may currently change your future premium allocation without penalty or charges.

                      Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each Portfolio are separate from other Portfolios of a Fund and each Portfolio has separate investment objectives and policies.

                      We summarize the investment objectives of each Portfolio below. There is no assurance that any of the Portfolios will meet these objectives. Before choosing a Subaccount to allocate your premiums and assets, carefully read the prospectus for each Portfolio, along with this prospectus.


                      You may obtain a free copy of the prospectus for each Portfolio by writing our Variable Life Service Center at 3100 Albert Lankford Drive, Lynchburg, Virginia 24501, by calling us at (800) 352-9910 or by visiting our website at www.gefinancialservice.com, or through your financial representative.


                      The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual funds or portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other mutual funds or portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment result of any other mutual funds or portfolios, even if the other mutual funds or portfolios have the same investment adviser or manager, or if the other mutual funds or portfolios have a similar name.

THE SUBACCOUNTS       You may invest in up to 10 Subaccounts plus the Guarantee
                      Account at any one time. Each Subaccount invests in one of the Portfolios described below.


                                                                                         Adviser (and Sub-Adviser(s),
                Subaccount Investing In                      Investment Objective               as applicable)
                -----------------------------------------------------------------------------------------------------
AIM VARIABLE    AIM V.I. Basic Value Fund --          Seeks long-term growth of capital.     A I M Advisors, Inc.
INSURANCE FUNDS Series II Shares
                -----------------------------------------------------------------------------------------------------
                AIM V.I. Capital Appreciation Fund -- Seeks growth of capital.               A I M Advisors, Inc.
                Series I Shares
                -----------------------------------------------------------------------------------------------------
                AIM V.I. International Growth Fund -- Seeks to provide long-term growth      A I M Advisors, Inc.
                Series II Shares                      of capital.
                -----------------------------------------------------------------------------------------------------
                AIM V.I. Premier Equity Fund --       Seeks to achieve long-term growth      A I M Advisors, Inc.
                Series I Shares                       of capital. Income is a secondary
                                                      objective.
                -----------------------------------------------------------------------------------------------------

                                                                                               Adviser (and Sub-Adviser(s),
                   Subaccount Investing In                      Investment Objective                  as applicable)
                   ----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN  AllianceBernstein Growth              Seeks reasonable current income     Alliance Capital
VARIABLE PRODUCTS  and Income Portfolio -- Class B       and reasonable opportunity for      Management, L.P.
SERIES FUND, INC.                                        appreciation through investments
                                                         primarily in dividend-paying common
                                                         stocks of good quality.
                   ----------------------------------------------------------------------------------------------------------
                   AllianceBernstein International Value Seeks long-term growth of capital.  Alliance Capital
                   Portfolio -- Class B                                                      Management, L.P.
                   ----------------------------------------------------------------------------------------------------------
                   AllianceBernstein Premier Growth      Seeks growth of capital by pursuing Alliance Capital
                   Portfolio -- Class B                  aggressive management policies.     Management, L.P.
                   ----------------------------------------------------------------------------------------------------------
                   AllianceBernstein Technology          Seeks growth of capital. Current    Alliance Capital
                   Portfolio -- Class B                  income is incidental to the         Management, L.P.
                                                         portfolio's objective.
                   ----------------------------------------------------------------------------------------------------------
EATON VANCE        VT Floating-Rate Income Fund          Seeks high current income.          Eaton Vance Management
VARIABLE TRUST     ----------------------------------------------------------------------------------------------------------
                   VT Worldwide Health Sciences Fund     Seeks long-term capital growth by   OrbiMed Advisors LLC
                                                         investing in a worldwide and
                                                         diversified portfolio of health
                                                         sciences companies.
                   ----------------------------------------------------------------------------------------------------------
EVERGREEN VARIABLE Evergreen VA Omega Fund -- Class 2    Seeks long-term capital growth.     Evergreen Investment
ANNUITY TRUST                                                                                Management Company, LLC
                   ----------------------------------------------------------------------------------------------------------
FEDERATED          Federated High Income Bond            Seeks high current income by        Federated Investment
INSURANCE SERIES   Fund II -- Service Shares             investing in lower-rated corporate  Management Company
                                                         debt obligations, commonly
                                                         referred to as "junk bonds."
                   ----------------------------------------------------------------------------------------------------------
                   Federated Kaufmann Fund II --         Seeks capital appreciation.         Federated Investment
                   Service Shares                                                            Management Company of
                                                                                             Pennsylvania (subadvised by
                                                                                             Federated Global Investment
                                                                                             Management Corp.)
                   ----------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE  VIP Asset Manager/SM/ Portfolio --    Seeks to obtain high total return   Fidelity Management &
INSURANCE PRODUCTS Service Class 2                       with reduced risk over the long     Research Company
FUND                                                     term by allocating its assets       (subadvised by Fidelity
                                                         among stocks, bonds and short-      Management & Research
                                                         term instruments.                   (U.K.) Inc. (FMR U.K.), Fidelity
                                                                                             Management & Research
                                                                                             (Far East) Inc. (FMR Far East)
                                                                                             and Fidelity Investments
                                                                                             Japan Limited (FIJ), Fidelity
                                                                                             Investments Money
                                                                                             Management, Inc. (FIMM),
                                                                                             and FMR Co., Inc. (FMRC))
                   ----------------------------------------------------------------------------------------------------------
                   VIP Contrafund(R) Portfolio --        Seeks long-term capital             Fidelity Management &
                   Service Class 2                       appreciation.                       Research Company
                                                                                             (subadvised by Fidelity
                                                                                             Management & Research
                                                                                             (U.K.) Inc. (FMR U.K.),
                                                                                             Fidelity Management &
                                                                                             Research (Far East) Inc.
                                                                                             (FMR Far East) and Fidelity
                                                                                             Investments Japan Limited
                                                                                             (FIJ), FMR Co., Inc. (FMRC))
                   ----------------------------------------------------------------------------------------------------------

                                                                                       Adviser (and Sub-Adviser(s),
               Subaccount Investing In                   Investment Objective                 as applicable)
               ----------------------------------------------------------------------------------------------------
               VIP Dynamic Capital Appreciation  Seeks capital appreciation.           Fidelity Management &
               Portfolio -- Service Class 2                                            Research Company
                                                                                       (subadvised by Fidelity
                                                                                       Management & Research
                                                                                       (U.K.) Inc. (FMR U.K.),
                                                                                       Fidelity Management &
                                                                                       Research (Far East) Inc.
                                                                                       (FMR Far East) and Fidelity
                                                                                       Investments Japan Limited
                                                                                       (FIJ), FMR Co., Inc. (FMRC))
               ----------------------------------------------------------------------------------------------------
               VIP Equity-Income Portfolio --    Seeks reasonable income. The          Fidelity Management &
               Service Class 2                   portfolio will consider the potential Research Company;
                                                 for capital appreciation. The         (subadvised by FMR Co., Inc.
                                                 portfolio's goal is to achieve a      (FMRC))
                                                 yield which exceeds the composite
                                                 yield on the securities comprising
                                                 the Standard & Poor's 500/SM/
                                                 Index (S&P 500(R)).
               ----------------------------------------------------------------------------------------------------
               VIP Growth Portfolio --           Seeks to achieve capital              Fidelity Management &
               Service Class 2                   appreciation.                         Research Company;
                                                                                       (subadvised by FMR Co., Inc.
                                                                                       (FMRC))
               ----------------------------------------------------------------------------------------------------
               VIP Growth & Income Portfolio --  Seeks high total return through a     Fidelity Management &
               Service Class 2                   combination of current income and     Research Company
                                                 capital appreciation.                 (subadvised by Fidelity
                                                                                       Management & Research
                                                                                       (U.K.) Inc. (FMR U.K.),
                                                                                       Fidelity Management &
                                                                                       Research (Far East) Inc.
                                                                                       (FMR Far East) and Fidelity
                                                                                       Investments Japan Limited
                                                                                       (FIJ), FMR Co., Inc. (FMRC))
               ----------------------------------------------------------------------------------------------------
               VIP Mid Cap Portfolio --          Seeks long-term growth of capital.    Fidelity Management &
               Service Class 2                                                         Research Company
                                                                                       (subadvised by Fidelity
                                                                                       Management & Research
                                                                                       (U.K.) Inc. (FMR U.K.),
                                                                                       Fidelity Management &
                                                                                       Research (Far East) Inc.
                                                                                       (FMR Far East) and Fidelity
                                                                                       Investments Japan Limited
                                                                                       (FIJ), FMR Co., Inc. (FMRC))
               ----------------------------------------------------------------------------------------------------
               VIP Value Strategies Portfolio -- Seeks capital appreciation.           Fidelity Management &
               Service Class 2                                                         Research Company;
                                                                                       (subadvised by FMR Co., Inc.
                                                                                       (FMRC))
               ----------------------------------------------------------------------------------------------------
GE INVESTMENTS Income Fund                       Seeks maximum income                  GE Asset Management
FUNDS, INC.                                      consistent with prudent               Incorporated
                                                 investment management and the
                                                 preservation of capital.
               ----------------------------------------------------------------------------------------------------
               Mid-Cap Equity Fund (formerly,    Seeks long-term growth of capital     GE Asset Management
               Mid-Cap Value Equity Fund)        and future income.                    Incorporated
               ----------------------------------------------------------------------------------------------------
               Money Market Fund                 Seeks a high level of current         GE Asset Management
                                                 income consistent with the            Incorporated
                                                 preservation of capital and
                                                 maintenance of liquidity.
               ----------------------------------------------------------------------------------------------------

                                                                                              Adviser (and Sub-Adviser(s),
                   Subaccount Investing In                       Investment Objective                as applicable)
                   -------------------------------------------------------------------------------------------------------
                   Premier Growth Equity Fund             Seeks long-term growth of capital   GE Asset Management
                                                          and future income rather than       Incorporated
                                                          current income.
                   -------------------------------------------------------------------------------------------------------
                   Real Estate Securities Fund            Seeks maximum total return          GE Asset Management
                                                          through current income and capital  Incorporated (subadvised by
                                                          appreciation.                       Seneca Capital
                                                                                              Management)
                   -------------------------------------------------------------------------------------------------------
                   S&P 500(R) Index Fund/1/               Seeks capital and accumulation of   GE Asset Management
                                                          income that corresponds to the      Incorporated
                                                          investment return of Standard &     (subadvised by SSgA Funds
                                                          Poor's 500 Composite Stock          Management, Inc.)
                                                          Index.
                   -------------------------------------------------------------------------------------------------------
                   Small-Cap Value Equity Fund            Seeks long-term growth of capital.  GE Asset Management
                                                                                              Incorporated (subadvised by
                                                                                              Palisade Capital
                                                                                              Management, L.L.C.)
                   -------------------------------------------------------------------------------------------------------
                   Total Return Fund                      Seeks the highest total return,     GE Asset Management
                                                          composed of current income and      Incorporated
                                                          capital appreciation, as is
                                                          consistent with prudent
                                                          investment risk.
                   -------------------------------------------------------------------------------------------------------
                   U.S. Equity Fund                       Seeks long-term growth of capital.  GE Asset Management
                                                                                              Incorporated
                   -------------------------------------------------------------------------------------------------------
                   Value Equity Fund                      Seeks long-term growth of capital   GE Asset Management
                                                          and future income.                  Incorporated
                   -------------------------------------------------------------------------------------------------------
GREENWICH STREET   Salomon Brothers Variable Aggressive   Seeks capital appreciation.         Salomon Brothers Asset
SERIES FUND        Growth Fund -- Class II                                                    Management Inc.
                   -------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES Balanced Portfolio -- Service Shares   Seeks long-term capital growth,     Janus Capital
                                                          consistent with preservation of     Management LLC
                                                          capital and balanced by current
                                                          income.
                   -------------------------------------------------------------------------------------------------------
                   Capital Appreciation Portfolio --      A non-diversified/2/ portfolio that Janus Capital
                   Service Shares                         seeks long-term growth of capital.  Management LLC
                   -------------------------------------------------------------------------------------------------------
MERRILL LYNCH      Merrill Lynch Basic Value V.I. Fund -- Seeks capital appreciation and,     Merrill Lynch Managers, L.P.
VARIABLE SERIES    Class III Shares                       secondarily, income.
FUNDS, INC.        -------------------------------------------------------------------------------------------------------
                   Merrill Lynch Large Cap Growth V.I.    Seeks long-term capital growth.     Merrill Lynch Managers, L.P.
                   Fund -- Class III Shares
                   -------------------------------------------------------------------------------------------------------
                   Merrill Lynch Value Opportunities V.I. Seeks long-term growth of capital.  Merrill Lynch Managers, L.P.
                   Fund -- Class III Shares (formerly,
                   Merrill Lynch Small Cap Value V.I.
                   Fund)
                   -------------------------------------------------------------------------------------------------------

                    /1/ "Standard & Poor's," "S&P," and "S&P 500" are
                        trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GE Asset Management Incorporated. The S&P 500(R) Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in this portfolio or the Policy.

                    /2/ A non-diversified portfolio is a portfolio that may
                        hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security's increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.

                                                                                         Adviser (and Sub-Adviser(s),
                 Subaccount Investing In                    Investment Objective                as applicable)
                 ----------------------------------------------------------------------------------------------------
MFS(R) VARIABLE  MFS(R) Investors Growth Stock      Seeks long-term growth of capital    Massachusetts Financial
INSURANCE TRUST  Series -- Service Class Shares     and future income rather than        Services Company ("MFS(R)")
                                                    current income.
                 ----------------------------------------------------------------------------------------------------
                 MFS(R) Investors Trust Series --   Seeks long-term growth of capital    Massachusetts Financial
                 Service Class Shares               and secondarily reasonable           Services Company ("MFS(R)")
                                                    current income.
                 ----------------------------------------------------------------------------------------------------
                 MFS(R) New Discovery Series --     Seeks capital appreciation.          Massachusetts Financial
                 Service Class Shares                                                    Services Company ("MFS(R)")
                 ----------------------------------------------------------------------------------------------------
                 MFS(R) Utilities Series --         Seeks capital growth and current     Massachusetts Financial
                 Service Class Shares               income.                              Services Company ("MFS(R)")
                 ----------------------------------------------------------------------------------------------------
NATIONS SEPARATE Nations Marsico Growth Portfolio   Seeks long-term growth of capital.   Banc of America Capital
ACCOUNT TRUST                                                                            Management, LLC
                                                                                         (subadvised by Marsico
                                                                                         Capital)
                 ----------------------------------------------------------------------------------------------------
                 Nations Marsico International      Seeks long-term growth of capital.   Banc of America Capital
                 Opportunities Portfolio                                                 Management, LLC
                                                                                         (subadvised by Marsico
                                                                                         Capital)
                 ----------------------------------------------------------------------------------------------------
OPPENHEIMER      Oppenheimer Aggressive             Seeks capital appreciation by        OppenheimerFunds, Inc.
VARIABLE ACCOUNT Growth Fund/VA -- Service Shares   investing in "growth type"
FUNDS                                               companies.
                 ----------------------------------------------------------------------------------------------------
                 Oppenheimer Balanced Fund/VA --    Seeks a high total investment        OppenheimerFunds, Inc.
                 Service Shares                     return, which includes current
                                                    income and capital appreciation in
                                                    the value of its shares.
                 ----------------------------------------------------------------------------------------------------
                 Oppenheimer Capital Appreciation   Seeks capital appreciation by        OppenheimerFunds, Inc.
                 Fund/VA -- Service Shares          investing in securities of well-
                                                    known established companies.
                 ----------------------------------------------------------------------------------------------------
                 Oppenheimer Global Securities      Seeks long-term capital              OppenheimerFunds, Inc.
                 Fund/VA -- Service Shares          appreciation by investing a
                                                    substantial portion of its assets in
                                                    securities of foreign issuers,
                                                    "growth-type" companies, cyclical
                                                    industries and special situations
                                                    that are considered to have
                                                    appreciation possibilities.
                 ----------------------------------------------------------------------------------------------------
                 Oppenheimer Main Street Fund/VA -- Seeks high total return (which       OppenheimerFunds, Inc.
                 Service Shares                     includes growth in the value of its
                                                    shares as well as current income)
                                                    from equity and debt securities.
                 ----------------------------------------------------------------------------------------------------
                 Oppenheimer Main Street Small Cap  Seeks capital appreciation.          OppenheimerFunds, Inc.
                 Fund/VA -- Service Shares
                 ----------------------------------------------------------------------------------------------------

                                                                                               Adviser (and Sub-Adviser(s),
                  Subaccount Investing In                        Investment Objective                 as applicable)
                  ---------------------------------------------------------------------------------------------------------
PIMCO VARIABLE    High Yield Portfolio -- Administrative Seeks maximum total return,            Pacific Investment
INSURANCE TRUST   Class Shares                           consistent with preservation of        Management Company LLC
                                                         capital and prudent investment
                                                         management. Invests at least 80%
                                                         of its assets in a diversified
                                                         portfolio of high yield securities
                                                         ("junk bonds") rated below
                                                         investment grade but rated at
                                                         least B by Moody's or S&P, or, if
                                                         unrated, determined by PIMCO to
                                                         be of comparable quality. Effective
                                                         June 1, 2004, the High Yield
                                                         Portfolio's quality guideline will
                                                         change, permitting the portfolio to
                                                         invest in securities with lower-
                                                         quality credit ratings. Under the
                                                         new guidelines, the portfolio will
                                                         invest at least 80% of its assets in
                                                         a diversified portfolio of high yield
                                                         securities rated below investment
                                                         grade but rated at least Caa
                                                         (subject to a maximum of 5% of
                                                         total assets in securities rated
                                                         Caa) by Moody's or S&P, or, if
                                                         unrated, determined by PIMCO to
                                                         be of comparable quality.
                  ---------------------------------------------------------------------------------------------------------
                  Long-Term U.S. Government              Seeks maximum total return,            Pacific Investment
                  Portfolio -- Administrative Class      consistent with preservation of        Management Company LLC
                  Shares                                 capital and prudent investment
                                                         management.
                  ---------------------------------------------------------------------------------------------------------
                  Total Return Portfolio --              Seeks maximum total return,            Pacific Investment
                  Administrative Class Shares            consistent with preservation of        Management Company LLC
                                                         capital and prudent investment
                                                         management.
                  ---------------------------------------------------------------------------------------------------------
THE PRUDENTIAL    Jennison Portfolio -- Class II         Seeks long-term growth of capital.     Prudential Investments LLC
SERIES FUND, INC.                                                                               (subadvised by Jennison
                                                                                                Associates LLC)
                  ---------------------------------------------------------------------------------------------------------
                  Jennison 20/20 Focus Portfolio --      Seeks long-term growth of capital.     Prudential Investments LLC
                  Class II                                                                      (subadvised by Jennison
                                                                                                Associates LLC)
                  ---------------------------------------------------------------------------------------------------------
RYDEX VARIABLE    OTC Fund/1/                            Seeks to provide investment            Rydex Investments
TRUST                                                    results that correspond to a
                                                         benchmark for over-the-counter
                                                         securities. The fund's current
                                                         benchmark is the NASDAQ 100
                                                         Index(TM).
                  ---------------------------------------------------------------------------------------------------------
SALOMON BROTHERS  Salomon Brothers Variable All Cap      Seeks long-term growth of capital.     Salomon Brothers Asset
VARIABLE SERIES   Fund -- Class II                                                              Management Inc.
FUNDS INC
                  ---------------------------------------------------------------------------------------------------------

                    /1/ The NASDAQ 100 Index(TM) is an unmanaged index that is a widely recognized indicator of OTC Market performance.

                                                                                        Adviser (and Sub-Adviser(s),
                 Subaccount Investing In                     Investment Objective              as applicable)
                 ---------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE  Comstock Portfolio -- Class II Shares Seeks capital growth and income.       Van Kampen Asset
INVESTMENT TRUST                                                                              Management Inc.
                 ---------------------------------------------------------------------------------------------------
                 Emerging Growth Portfolio --          Seeks capital appreciation.            Van Kampen Asset
                 Class II Shares                                                              Management Inc.
                 ---------------------------------------------------------------------------------------------------




                      The following Portfolio is not available for new purchase payments on or after November 15, 2004:



                                                                                        Adviser (and Sub-Adviser(s),
                   Subaccount Investing In                  Investment Objective               as applicable)
                   -------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES International Growth Portfolio -- Seeks long-term growth of capital.        Janus Capital
                   Service Shares                                                              Management LLC
                   -------------------------------------------------------------------------------------------------


                      The following Portfolios are not available to Policies issued on or after May 1, 2003:


                                                                                           Adviser (and Sub-Adviser(s),
                   Subaccount Investing In                    Investment Objective                as applicable)
                   ----------------------------------------------------------------------------------------------------
AIM VARIABLE       AIM V.I. Growth Fund --             Seeks growth of capital.              A I M Advisors, Inc.
INSURANCE FUNDS    Series I Shares
                   ----------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN  AllianceBernstein Small Cap Growth  Seeks growth of capital by            Alliance Capital
VARIABLE PRODUCTS  Portfolio -- Class B                pursuing aggressive investment        Management, L.P.
SERIES FUND, INC.                                      policies. Current income is
                                                       incidental to the portfolio's
                                                       objective.
                   ----------------------------------------------------------------------------------------------------
DREYFUS            The Dreyfus Socially Responsible    Seeks to provide capital growth.      The Dreyfus Corporation
                   Growth Fund, Inc. -- Initial Shares Current income is a secondary goal.
                   ----------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES Global Life Sciences Portfolio --   Seeks long-term growth of capital.    Janus Capital
                   Service Shares                                                            Management LLC
                   ----------------------------------------------------------------------------------------------------
                   Global Technology Portfolio --      A non-diversified/1/ portfolio that   Janus Capital
                   Service Shares                      seeks long-term growth of capital.    Management LLC
                   ----------------------------------------------------------------------------------------------------
                   Growth Portfolio -- Service Shares  Seeks long-term growth of capital     Janus Capital
                                                       in a manner consistent with the       Management LLC
                                                       preservation of capital.
                   ----------------------------------------------------------------------------------------------------
                   Mid Cap Growth Portfolio --         Seeks long-term growth of capital.    Janus Capital
                   Service Shares                                                            Management LLC
                   ----------------------------------------------------------------------------------------------------
                   Worldwide Growth Portfolio --       Seeks long-term growth of capital     Janus Capital
                   Service Shares                      in a manner consistent with the       Management LLC
                                                       preservation of capital.
                   ----------------------------------------------------------------------------------------------------
PIMCO VARIABLE     Foreign Bond Portfolio (U.S. Dollar Seeks maximum total return,           Pacific Investment
INSURANCE TRUST    Hedged) -- Administrative Class     consistent with preservation of       Management Company LLC
                   Shares                              capital and prudent investment
                                                       management.
                   ----------------------------------------------------------------------------------------------------


                    /1/ A non-diversified portfolio is a portfolio that may
                        hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security's increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.


                      Not all of these Portfolios may be available in all states or in all markets.

                      Shares of the Portfolios are not sold directly to the general public. They are sold to us, and they may also be sold to other insurance companies that issue variable annuity and variable life insurance policies. In addition, they may be sold to retirement plans.

                      When a Fund sells shares in any of its Portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its Portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

                      Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectuses for the Portfolios for additional information.




                      We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee for administrative and other services we provide relating to the Portfolios. The fees are based upon a percentage of the average annual aggregate net amount we have invested in the Portfolio on behalf of the Separate Account and other separate accounts funding certain variable insurance contracts that we and our affiliates issue. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisers or distributors based on the level of administrative and other services provided. We may realize a profit from providing these services, and if we do, we may use such profit for any purpose, including distribution of the contracts. The amount received from the adviser and/or the distributor for the assets allocated to the Portfolios from GE Life & Annuity Separate Account II during 2004 ranged from 0.10% to 0.35%. Payment of these amounts is not an additional charge to you by the Funds or by us, but comes from the Fund's investment adviser or distributor.



                      In addition to the asset-based payments for administrative and other services described above, the investment adviser or the distributor of the Fund may also pay us, or our affiliate Capital Brokerage Corporation, amounts to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide a Fund's investment adviser or distributor with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.

                      In consideration of services provided and expenses incurred by Capital Brokerage Corporation in distributing shares of the Funds, Capital Brokerage Corporation also receives 12b-1 fees from AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., Eaton Vance Variable Trust, Evergreen Variable Annuity Trust, Federated Insurance Series, Fidelity Variable Insurance Products Fund, Greenwich Street Series Fund, Janus Aspen Series, Merrill Lynch Variable Series Funds, Inc., MFS(R) Variable Insurance Trust, Nations Separate Account Trust, Oppenheimer Variable Account Funds, The Prudential Series Fund, Inc., Salomon Brothers Variable Series Funds Inc, and Van Kampen Life Investment Trust. (See the "Fee Tables -- Total Annual Portfolio Operating Expenses" section of this prospectus and the Fund prospectuses.) The payments range up to 0.25% of separate account assets invested in the particular Portfolio.


VOTING RIGHTS         As required by law, we will vote shares of the Portfolios
                      held in the Subaccount attributable to you at special shareholder meetings based on instructions from you.
                      However, if the law changes and we are permitted to vote in our own right, we may elect to do so.

                      We will determine the number of votes you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

                      We will vote Portfolio shares for which no timely instructions are received in the same proportion to those that are received.


                      Whenever a Fund calls a shareholder meeting, owners with voting interests in a Portfolio will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Portfolio will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

The Guarantee Account

                      Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to the Separate Account described in this prospectus and our other separate accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

                      Due to certain exemptive and exclusionary provisions of the Federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the "1933 Act"), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither the interests in the Guarantee Account nor our General Account are generally subject to regulation under the 1933 Act and the 1940 Act. Disclosures relating to the interests in the Guarantee Account and the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy of statements made in a registration statement. The Guarantee Account may not be available in all states or markets.

                      You may allocate some or all of your premium payments and transfer some or all of your assets to the Guarantee Account. We credit the portion of the assets allocated to the Guarantee Account with interest (as described below). Assets in the Guarantee Account are subject to some, but not all, of the charges we assess in connection with the Policy. See the "Charges and Deductions" provision in this prospectus.

                      Each time you allocate premium payments or transfer assets to the Guarantee Account, we establish an interest rate guarantee period. For each interest rate guarantee period, we guarantee an interest rate for a year. At the end of an interest rate guarantee period, a new interest rate will become effective, and a new interest rate guarantee period will commence with respect to that portion of the assets in the Guarantee Account represented by that particular allocation.

                      The initial interest rate guarantee period for any allocation will be one year or longer. Subsequent interest rate guarantee periods will each be at least one year. We may credit additional rates of interest for specified periods from time to time. We determine the interest rates in our sole discretion. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods. If you allocate assets to the Guarantee Account, such assets will earn interest monthly at an annual effective rate of at least 4%.

                      We will notify owners in writing at least 10 days prior to the expiration date of any interest rate guarantee period about the then currently available interest rate guarantee periods and the guaranteed interest rates applicable to such interest rate guarantee periods. A new interest rate guarantee period will commence automatically unless we receive written notice prior to the end of the 30 day period following the expiration of the interest rate guarantee period ("30 day window") of your election of a different interest rate guarantee period from among those being offered by us at the time, or instructions to transfer all or a portion of the remaining amount to one or more Subaccounts subject to certain restrictions. (See the "Transfers" provision in this prospectus.) During the 30 day window, the allocation will accrue interest at the new interest rate guarantee period's interest rate.


                      To the extent permitted by law we reserve the right at any time to offer interest rate guarantee periods that differ from those available when we first issued the Policy, and to credit additional interest on premium payments and assets allocated to the Guarantee Account participating in a Dollar Cost Averaging program. See the "Dollar Cost Averaging" provision of this prospectus. (Dollar Cost Averaging may not be available to all classes of Policies.) We also reserve the right, at any time, to stop accepting premium payments or transfers of assets to a particular interest rate guarantee period. Since the specific interest rate guarantee periods available may change periodically, please contact us at
                      (800) 352-9910 to determine the interest rate guarantee periods currently being offered.

Charges and Deductions

                      This section describes the charges and deductions we make under the Policy to compensate for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from any charges deducted, such as the mortality and expense risk charge. We may use any such profits for any purpose, including payment of distribution expenses.

MONTHLY               We take a monthly deduction on the Policy Date and on
DEDUCTION             each Monthly Anniversary Date. The monthly deduction for
                      each Policy consists of:

                         . the cost of insurance charge;

                         . the mortality and expense risk charge;

                         . the premium tax recovery charge;

                         . the distribution expense charge; and

                         . the administrative expense charge.


                      We will deduct the monthly deduction from the Subaccounts and/or the Guarantee Account based on your written instructions. If you do not provide us with written instructions or if the assets in any Subaccount and/or Guarantee Account you specified are inadequate to pay the required charges, we will deduct the monthly deduction on a pro rata basis from all your assets in the Investment Options.



COST OF               The cost of insurance charge is a significant charge
INSURANCE             under your Policy because it is the primary charge for
                      the Death Benefit we provide you. The guaranteed maximum cost of insurance charge depends on a number of factors
                      (age, gender, Policy duration, and risk class) that can cause the guaranteed charge under the Policy to vary from Policy to Policy and from Monthly Anniversary Date to
                      Monthly Anniversary Date. We will determine the risk class (and therefore the rates) separate for the initial
                      Specified Amount and for any increase in Specified Amount that requires evidence of insurability.


                      Currently, the cost of insurance charge is 0.05% of your assets in each Subaccount and in the Guarantee Account if your Policy is a single life Policy, which is also equal to an annualized rate of 0.65%. Currently, the cost of insurance charge is 0.03% of your assets in each Subaccount and in the Guarantee Account if your Policy is a joint and last survivor Policy, which is equal to an annualized rate of 0.35%.

                      The maximum guaranteed charges for the cost of insurance are based upon your net amount at risk on each Monthly Anniversary Date. The net amount at risk is affected by factors such as the amount and timing of premium payments, Subaccount investment performance, fees and charges assessed, partial surrenders, Policy loans, and changes to the face amount and the Death Benefit option.



                      We calculate your guaranteed maximum cost of insurance charge (when calculating any amount other than the current cost of insurance charge amount) for a particular Policy month by multiplying your net amount at risk by the applicable cost of insurance rate. The Statement of Additional Information contains more information about how we calculate the cost of insurance charge.



                      The guaranteed maximum cost of insurance rate for an Insured is based on his or her age, gender, Policy duration and applicable risk. We currently place Insureds in a male or female or unisex risk class (where appropriate and under applicable law) when we issue the Policy, based on our underwriting.


                      The original risk class applies to the initial Specified Amount. If an increase in Specified Amount is approved, a different risk class may apply to the increase, based on an Insured's circumstances at the time of the increase.


                      We may vary the cost of the insurance rates from time to time at our sole discretion, but we guarantee that the rates we charge will never exceed the maximum rates shown in your Policy. These rates are based on the Commissioners' 1980 Standard Ordinary Mortality Tables. The maximum cost of insurance rates are based on the Insured's age next birthday at the start of the Policy year. (For a joint and last survivor Policy, the maximum cost of insurance rates are based on the age(s) nearest birthday of both Insureds at the start of the Policy year.) Modifications to cost of insurance rates are made for risk classes other than standard. The rates we currently charge are, at most ages, lower than the maximum permitted under the Policies and depend on our expectation of future experience with respect to mortality, interest, expenses, persistency and taxes. A change in rates will apply to all persons of the same age, gender (where applicable) and risk class and whose Policies have been in effect for the same length of time.



                      We will deduct the cost of insurance charge as part of your monthly deduction from the Subaccounts and/or the Guarantee Account based on your written instructions. If you do not provide us with written instructions, or if the assets in any Subaccount and/or Guarantee Account you specified are inadequate to pay the required charges, we will deduct the cost of insurance charge on a pro rata basis from all your assets in the Investment Options. The monthly deduction for the cost of insurance charge will end on the Policy Anniversary Date on which the Insured under a single life Policy or the younger Insured under a joint and last survivor Policy reaches Attained Age 100.

MORTALITY AND         We currently deduct monthly a mortality and expense risk
EXPENSE RISK          charge at an effective annual rate of 0.70% of the
CHARGE                unloaned assets in the Subaccounts through the first 10
                      Policy Years. A mortality and expense risk charge is deducted monthly at an effective annual rate of 0.35% of the unloaned assets in the Subaccounts after the first 10
                      Policy Years. This charge is not deducted from any assets you have allocated to the Guarantee Account. We will not increase this charge for the duration of your Policy.



                      We will deduct the mortality and expense risk charge as a part of your monthly deduction from the Subaccounts based on your written instructions. If you do not provide us with written instructions, or if the assets in any Subaccount you specified are inadequate to pay the required charges, we will deduct the monthly deduction on a pro rata basis from all your assets in the Subaccounts.



                      The mortality risk we assume is the risk that Insured(s) may live for a shorter period of time than estimated and, therefore, a greater amount of Death Benefit proceeds than expected will be payable. The expense risk we assume is that expenses incurred in issuing and administering the Policies will be greater than estimated and, therefore, will exceed the expense charge limits set by the Policies.


PREMIUM TAX           For 10 years after each premium payment, we deduct a
RECOVERY CHARGE       premium tax recovery charge equal to an annual rate of
AND DISTRIBUTION      0.20% (.0167% monthly) of the portion of the assets in
EXPENSE CHARGE        the Separate Account attributable to each premium
                      payment, and a distribution expense charge equal to an annual rate of 0.30% (.025% monthly) of that portion of the assets in the Separate Account attributable to each premium payment.


                      We will deduct the premium tax recovery charge and the distribution expense charge on a monthly basis from the Subaccounts based on your written instructions. If you do not provide us with written instructions, or if the assets in any Subaccount you specified are inadequate to pay the required charges, we will deduct the monthly deduction on a pro rata basis from all your assets in the Subaccounts.


                      The premium tax recovery charge is deducted to help cover costs associated with Federal, state and local premium taxes assessed against the Policies. The distribution expense charge is deducted to help cover expenses associated with the marketing and the sales of the Policies.


ADMINISTRATIVE        We currently deduct monthly an administrative expense
EXPENSE CHARGE        charge at an effective annual rate of 0.40% of the
                      unloaned assets in the Subaccounts and/or the Guarantee
                      Account. The minimum monthly deduction for the administrative expense charge is $8.00.

                      We will deduct the administrative expense charge as part of your monthly deduction, from the Subaccounts and/or the Guarantee Account based on your written instructions. If you do not provide us with written instructions, or if the assets in any Subaccount and/or Guarantee Account you specified are inadequate to pay the required charges, we will deduct the monthly deduction on a pro rata basis from all your assets in the Investment Options.


                      We assess this charge to compensate us for the expenses related to the issuance and maintenance of the Policies. The risk we assume is that the cost to issue and maintain the Policies will be greater than estimated and therefore, will exceed the administrative expense charge limits set by the Policies.

SURRENDER             If you fully surrender your Policy within 7 years of the
CHARGE                initial premium payment, we will deduct a surrender
                      charge. This surrender charge is also sometimes called a "deferred sales load." The charge compensates us for expenses incurred in issuing the Policy and face amount increases and for the recovery of acquisition costs.

                      The total surrender charge will equal a percentage of the initial premium payment you made under the Policy. For purposes of this charge, we deem the initial premium payment to be made on the Policy Date; therefore, one year elapses on each Policy Anniversary. We show the schedule of surrender charge percentages below:

                      Policy Years Since    Surrender Charge
                    Initial Premium Payment    Percentage
                    ----------------------------------------
                               0                  6.0%
                               1                  5.5%
                               2                  4.5%
                               3                  3.5%
                               4                  3.0%
                               5                  2.0%
                               6                  1.0%
                           7 or more              0.0%
                    ----------------------------------------

                      For a joint and last survivor Policy, the surrender charge may be lower if required by state non-forfeiture law.

                      We will deduct this surrender charge, along with any outstanding Policy Debt, from your Account Value to determine the amount payable upon surrender.

                      We do not assess surrender charges based on additional premium payments you make under the Policy. We also do not assess a surrender charge on partial surrenders, but do assess a processing fee.

PARTIAL               If you take a partial surrender, we will assess a
SURRENDER             processing fee for partial surrenders equaling the lesser
PROCESSING FEE        of $25 or 2% of the partial surrender. This amount may be
                      taken from the amount of the partial surrender or from any remaining Account Value if there are enough assets remaining in your Account Value. If taken from your remaining Account Value, we will deduct the partial surrender processing fee from the Subaccounts and/or the Guarantee Account based on your written instructions. If you do not provide us with written instructions, or if the amount of assets in any Subaccount and/or Guarantee
                      Account you specified is inadequate to pay the required charges, we will deduct the partial surrender processing fee on a pro rata basis from all your assets in the Investment Options. We will not permit a partial surrender that would reduce your Account Value below
                      $25,000 at the time of the partial surrender.


OTHER CHARGES         Upon written request, we will provide a projection of
                      illustrative future life insurance and Account Value proceeds. We reserve the right to charge a maximum fee of $25 for the cost of preparing the illustration.

                      There are deductions from and expenses paid out of the assets of each Portfolio that are more fully described in each Portfolio's prospectus.

                      In addition, we reserve the right to impose a transfer charge of $10 for each transfer. We currently do not asses a transfer charge.


REDUCTION OF          We may reduce charges and/or deductions for sales of the
CHARGES FOR           Policies to a trustee, employer or similar entity
GROUP SALES           representing a group or to members of the group where
                      such sales result in savings of sales or administrative expenses. The Statement of Additional Information contains additional information about these reductions including the bases upon which such reductions will be given.

The Policy

                      The Policy is a flexible premium single life and joint and last survivor variable life insurance policy. We issue the Policy either on the life of a single Insured or the lives of two Insureds on a joint and last survivor basis. We describe your rights and benefits below and in the Policy. There may be differences in your Policy because of requirements of the state where we issue your Policy. We will include any such differences in your Policy.


APPLYING FOR A        To purchase a Policy, you must complete an application
POLICY                and you or your financial representative must submit it
                      to us at our Variable Life Service Center. You also must pay an initial premium of a sufficient amount. See the "Premiums" provision of this prospectus. The minimum initial premium is $25,000. You can submit your initial premium with your application or at a later date. If you submit your initial premium with your application, please remember that we will place your premium in a non-interest bearing account for a certain amount of time. See the "Allocating Premiums" provision of this prospectus. Coverage generally becomes effective as of the Policy Date.



                      Generally, we will issue a Policy covering a single Insured basis covering an Insured up to age 90 and on a joint and last survivor basis covering Insureds from age 20 up to age 90. Evidence of insurability must satisfy our underwriting requirements before we will issue a Policy. Required evidence of insurability may include, among other things, a medical examination of the Insured. We may, in our sole discretion, issue a Policy covering an Insured over age 90. We may reject an application for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.


                      If we do not receive the full premium with your application, the insurance will become effective on the Valuation Day we receive your premium and we deliver your Policy. All persons proposed for insurance must be insurable on the Policy Date.

                      If premium is accepted with the application, the Temporary Insurance Application and Agreement must be completed, signed, and returned to us with the application and you should keep a copy. The Temporary Insurance Application and Agreement guidelines limit availability of temporary insurance to proposed insured(s) between the ages of 15 days and 70 years and who answer "No" to all questions on the Temporary Insurance Application and Agreement.

                      Temporary insurance begins on the date the Temporary Insurance Application and Agreement is signed. The coverage will automatically end and the entire amount remitted with the application will be returned without interest to or for the benefit of you on the earliest of the following dates:

                        (1) the date you withdraw the application;

                        (2) 45 days after the date of the Temporary Insurance
                            Agreement if we have not received a properly completed and signed Application -- Part II - Medical History and all medical examinations and tests required by us as set forth in our Initial Submission Guidelines;


                        (3) the date we send notice to you at the address shown
                            in the Application that we have declined to issue the Policy; and

                        (4) 90 days after the date of the Temporary Insurance
                            Agreement.

                      Temporary Insurance will also end on the date when insurance takes effect under the Policy, at which point the amount remitted will be applied to the Policy.


OWNER "You" or "your" refers to the owner. You may also name contingent owners. You have rights in the Policy during the Insured's lifetime under a single life Policy and during the lifetimes of both Insureds under a joint and last survivor Policy. If you die before an Insured and there is no contingent owner, ownership will pass to your estate.



                      We will treat joint owners as having equal undivided interests in the Policy. All owners must exercise any ownership rights in the Policy together. If the last surviving joint owner dies before the Insured under a single life Policy or the last surviving Insured under a joint and last survivor Policy and there is no contingent owner, ownership will pass to your estate.



BENEFICIARY           You designate the primary beneficiary(ies) and contingent
                      beneficiary(ies) when you apply for the Policy. You may name one or more primary beneficiary(ies) or contingent beneficiary(ies). We will pay the Death Benefit proceeds to the surviving primary beneficiary(ies), if any (or surviving contingent beneficiary(ies) if there are no surviving primary beneficiary(ies)), in equal shares, unless you request otherwise.



                      Unless an Optional Payment Plan is chosen, we will pay the Death Benefit proceeds in a lump sum to the primary beneficiary(ies). If the primary beneficiary(ies) dies before the Insured under a single life Policy or the last surviving Insured under a joint and last survivor Policy, we will pay the Death Benefit proceeds to the contingent beneficiary(ies). If there is no surviving beneficiary(ies) we will pay the Death Benefit proceeds to you or your estate.

CHANGING THE          During an Insured's life, you may change the owner. You
OWNER OR              may change the beneficiary(ies) during an Insured's life
BENEFICIARY           (unless a beneficiary was designated as an irrevocable
                      beneficiary). To make this change, please write our Variable Life Service Center. The request and the change must be in a form satisfactory to us and we must actually receive the request. The change will take effect as of the date you signed the request. If the request is undated, the charge will take effect the first business day received in our Variable Life Service Center.
                      Changing the owner may have adverse tax consequences.



CANCELING A           You may cancel your Policy during the "free-look period"
POLICY                by returning it to us at our Variable Life Service
                      Center. The free-look period expires 10 days after you receive the Policy, or longer if required by state law.
                      If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it has never been issued. Within 7 calendar days after we receive the returned Policy, we will refund an amount equal to the sum of all premiums paid for the Policy or other amounts as required under state law.

Premiums


GENERAL The premium sufficient to fund a Policy depends on a number of factors such as the age, gender (where applicable), and risk class of a proposed Insured, the desired Specified Amount, any supplemental benefits, investment performance of the Subaccounts and interest credited under the Guarantee Account. The minimum initial premium is $25,000. See the "Fee Tables" for additional information on fees and charges associated with this Policy. Subsequent premiums are accepted on a limited basis and must be at least $1,000. We will usually credit your initial premium payment to the Policy on the later of the date we approve your application and the date we receive your payment. We will credit any subsequent premium payment to your Policy on the Valuation Day we receive the payment at our Variable Life Service Center. After you pay the initial premium, you may make unscheduled premium payments under limited circumstances. If you have any outstanding Policy Debt at the time an unscheduled premium payment is received, your unscheduled premium payment will be applied first to your Policy Debt.


                      You may make additional premium payments under this Policy under certain circumstances as long as there is no outstanding Policy Debt. You may make additional premium payments to this Policy:

                         . when increasing the Specified Amount;

                         . to prevent termination under the Policy; and

                         . at your discretion provided the total of all
                           premiums does not exceed the limitation shown on your Policy Data pages.

                      If the Surrender Value of your Policy is insufficient to pay the monthly deduction when due, a grace period will begin (unless your Continuation of Coverage Rider is in force and all requirements are satisfied). There is a risk that if partial surrenders, loans, and monthly deductions reduce your Surrender Value to an amount insufficient to cover Policy charges and/or if the investment experience of your selected Subaccounts is unfavorable, then your Policy could lapse (unless the Continuation of Coverage Rider is in force). In that case, you will have a 61 day grace period to make a sufficient payment. If you do not make a sufficient payment before the grace period ends, your Policy will terminate without value, insurance coverage will cease, and you will receive no benefits. After termination, you may reinstate your Policy within three years subject to certain conditions. See the "Termination" provision of this prospectus.

                      The Statement of Additional Information contains additional information with regard to the circumstances in which subsequent premium payments may be made.

                      It is anticipated that most Policies issued will be Modified Endowment Contracts. A Modified Endowment Contract is a life insurance policy that fails the "7 Pay" premium requirement established by the Technical and Miscellaneous Revenue Act of 1988 ("TAMRA").



                      When you apply for the Policy, the total premium must equal the Guideline Single Premium Test determined by the Code for the Policy's Specified Amount. The relationship between the Guideline Single Premium Test and the Specified Amount depends on the age, gender (where applicable), and risk class of the Insured. The Statement of Additional Information contains additional information about the Guideline Single Premium Test and determining the Specified Amount.


TAX-FREE              We will accept money from another policy as part of your
EXCHANGES             initial premium, if that policy qualifies for a tax-free
(1035 EXCHANGES)      exchange under Section 1035 of the Code. If you
                      contemplate such an exchange, you should consult a tax adviser to learn the potential tax effects of such a transaction. We will accept 1035 exchanges even if there is an outstanding loan on the other policy, so long as the outstanding loan is no more than 50% of the rollover premium. We may allow higher loan percentages. Replacing your existing coverage with this Policy may not be to your advantage.

                      If the policy you exchange is not a Modified Endowment Contract, the Policy we issue in exchange will not be a Modified Endowment Contract, unless in some circumstances, you pay additional premiums. If the policy you exchange is a Modified Endowment Contract, the Policy we issue in exchange will also be a Modified Endowment Contract.


ALLOCATING            When you apply for a Policy, you specify the percentage
PREMIUMS              of your premium we allocate to each Subaccount and/or the
                      Guarantee Account. You may only direct your premium and assets to not more than 10 Subaccounts plus the Guarantee
                      Account at any given time. You can change the future allocation percentages at any time by writing or calling our Variable Life Service Center (allocation percentages and how allocations are received are subject to certain limitations). The change will apply to all premiums we receive with or after we receive your instructions. Each premium allocation percentage must be a whole number totaling 100%.



                      Until we approve your application, receive all necessary forms including any subsequent amendments to the application, and receive the entire initial premium, we will place any premiums you pay into a non-interest bearing account. At Policy issue, we will allocate your premium to the Subaccounts and the Guarantee Account based on the allocation percentages you specified in your application.

How Your Account Value Varies

ACCOUNT VALUE         Your Account Value is the entire amount we hold under
                      your Policy for you. The Account Value serves as a starting point for calculating certain values under a Policy. It is the sum of the total amount under the Policy in each Subaccount, the Guarantee Account, and any amount held in the General Account to secure Policy Debt.
                      We determine Account Value first on your Policy Date (or on the date we receive your initial premium payment, if later) and thereafter on each Valuation Day. We will not value Subaccount assets on days on which the New York
                      Stock Exchange is closed for trading. Your Account Value will vary to reflect the performance of the Subaccounts and the interest we credited under the Guarantee Account to which you have allocated assets, and also will vary to reflect Policy Debt, charges for the monthly deduction, transfers, partial surrenders, and Policy Debt repayments. Your Account Value may be more or less than the premiums you paid and you bear the investment risk with respect to the amounts allocated to the Subaccounts.


SURRENDER VALUE       The Surrender Value on any Valuation Day is the Account
                      Value reduced by:


                        (1) any surrender charge that we would deduct if you
                            surrendered the Policy that day; and

                        (2) any Policy Debt.


SUBACCOUNT            On any Valuation Day, the value of a Subaccount equals
VALUES                the number of units we credit to the Policy multiplied by
                      the unit value for that day. When you make allocations to a Subaccount, either by premium allocation, transfer of assets, transfer of Policy Debt, transfer of loan interest from the General Account, or repayment of a Policy loan, we credit your Policy with units in that Subaccount. We determine the number of units by dividing the amount allocated, transferred or repaid to the Subaccount by the unit value for the Valuation Day when we effect the allocation, transfer or repayment. Amounts allocated to a Subaccount are credited to your Policy on the basis of the Subaccount unit value next determined after our receipt of your premium, transfer, or loan repayment (as the case may be).



                      Based on the net investment factor, the value of a unit may increase or decrease. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the underlying mutual fund shares because of the deduction of Separate Account charges.



                      Though the number of units will not change as a result of investment experience, the value of a unit may increase or decrease from Valuation Period to Valuation Period.

Transfers


GENERAL You may transfer all or a portion of their assets between and among the Subaccounts of the Separate Account and the Guarantee Account on any Valuation Day, subject to certain conditions that are stated below. You may not, however, transfer assets in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period. We process transfers among the Subaccounts and between the Subaccounts and the Guarantee Account as of the end of the Valuation Period that we receive the transfer request in good order at our Variable Life Service Center. There may be limitations placed on multiple requests made at different times during the same Valuation Period involving the same Subaccounts or the Guarantee Account. We may postpone transfers to, from or among the Subaccounts and/or the Guarantee Account under certain circumstances.


TRANSFERS FROM        We may limit and/or restrict transfers from the Guarantee
THE GUARANTEE         Account to the Subaccounts. The limited amount will not
ACCOUNT TO THE        be less than any accrued interest on an allocation to the
SUBACCOUNTS           Guarantee Account plus 25% of the original amount of that
                      allocation. Unless you are participating in a Dollar Cost
                      Averaging program (see the "Dollar Cost Averaging" provision), you may make such transfers only during the 30 day period beginning with the end of the preceding interest rate guarantee period applicable to that particular allocation.

TRANSFERS FROM        We may also restrict certain transfers from the
THE SUBACCOUNTS       Subaccounts to the Guarantee Account. We reserve the
TO THE                right to prohibit or limit transfers from a Subaccount to
GUARANTEE             the Guarantee Account during the six-month period
ACCOUNT               following the transfer of any amount from the Guarantee
                      Account to any Subaccount.


TRANSFERS             All owners may submit 12 Subaccount transfers each
AMONG THE             calendar year by voice response, telephone, facsimile,
SUBACCOUNTS           U.S. Mail, or overnight delivery service. Once such 12
                      Subaccount transfers have been executed, a letter will be sent notifying you that you may submit additional transfers only in writing by U.S. Mail or by overnight delivery service. Transfer requests sent by same day mail, courier service, telephone or facsimile will not be accepted under any circumstances. Once we receive your mailed transfer request, such transfer cannot be cancelled. We also will not cancel transfer requests that have not yet been received, i.e. you may not call to cancel a transfer request sent by U.S. Mail or overnight delivery service. If you wish to change a transfer request sent by U.S. Mail, such change must also be sent in writing by U.S. Mail or by overnight delivery service.
                      We will process that transfer request as of the Valuation
                      Day the new transfer request is received at our Variable
                      Life Service Center. The restrictions listed above do not apply to any transfers made among the Subaccounts pursuant to a Dollar Cost Averaging program or Portfolio
                      Rebalancing program.

                      We currently do not charge for transfers. We reserve the right to assess a charge of up to $10 per transfer. The minimum transfer amount is $100 or the entire balance in the Subaccount or interest rate guarantee period if the transfer will leave a balance of less than $100.

                      The restrictions listed above do not apply to any transfers made among the Subaccounts pursuant to a Dollar Cost Averaging program or Portfolio Rebalancing program.

                      Sometimes, we may not honor transfer requests. We may not honor a transfer request if:

                        (1) any Subaccount that would be affected by the
                            transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests;

                        (2) the transfer is a result of more than one trade
                            involving the same Subaccount within a 30 day period; or

                        (3) the transfer would adversely affect Accumulation
                            Unit values.


                      We also may not honor transfers made by third parties. (See the "Transfers by Third Parties" provision of this prospectus.) We will treat all owners equally with respect to transfer requests.



                      If a transfer request is not processed, a letter will be sent notifying you that your transfer request was not honored. If we do not honor a transfer request, we will not count that request as a transfer for purposes of the 12 transfers allowed each calendar year as described in the previous section. If you still wish to transfer assets to a specified Subaccount, you must contact our Variable Life Service Center in accordance with the first paragraph of this section.


                      When thinking about a transfer of assets, you should consider the inherent risks involved. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time.


TELEPHONE             All owners may make their first 12 transfers in any
TRANSACTIONS          calendar year among the Subaccounts or between the
                      Subaccounts and the Guarantee Account by calling our Variable Life Service Center provided we receive written authorization at our Variable Life Service Center to execute such transactions prior to such request.
                      Transactions that can be conducted over the telephone include, but are not limited to:


                        (1) the first 12 transfers of assets among the
                            Subaccounts or between the Subaccounts and the Guarantee Account in any calendar year (this includes any changes in premium allocations when such changes include a transfer of assets);

                        (2) Dollar Cost Averaging; and

                        (3) Portfolio Rebalancing.


                      We employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, but are not limited to:


                        (1) requiring you or a third party to provide some form
                            of personal identification before we act on the telephone instructions;

                        (2) confirming the telephone transaction in writing to
                            you or a third party you authorized; and/or

                        (3) tape recording telephone instructions.

                      We reserve the right to limit or prohibit telephone transactions.

                      We may delay making a payment or processing a transfer request if:

                        (1) the disposal or valuation of the Separate Account's
                            assets is not reasonably practicable because the New York Stock Exchange is closed;

                        (2) on nationally recognized holidays, trading is
                            restricted by the New York Stock Exchange;

                        (3) an emergency exists making the disposal or
                            valuation of securities held in the Separate
                            Account impracticable; or


                        (4) the SEC by order permits postponement of payment to
                            protect our owners.



                      Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Account Value may be affected since owners will not have access to their account.


CONFIRMATION OF       We will not be liable for following instructions that we
TRANSACTIONS          reasonably determine to be genuine. We will send you a
                      confirmation of any transfer we process. You are responsible for verifying transfer confirmations and notifying us of any errors within 30 days of receiving the confirmation statement.


SPECIAL NOTE ON       Please note that our telephone system may not always be
RELIABILITY           available. Any telephone system, whether it is ours,
                      yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Variable Life Service Center.



TRANSFERS BY          As a general rule and as a convenience to you, we allow
THIRD PARTIES         you to give third parties the right to conduct transfers
                      on your behalf. However, when the same third party possesses this ability on behalf of many owners, the result can be simultaneous transfers involving large amounts of assets. Such transfers can disrupt the orderly management of the Portfolios underlying the Policy, can result in higher costs to owners, and are generally not compatible with the long-range goals of owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all beneficial shareholders of the Portfolios and the management of those Portfolios share this position.



                      We have instituted procedures to assure that the transfer requests that we receive have, in fact, been made by the owners in whose names they are submitted.



SPECIAL NOTE ON       When owners or someone on their behalf submit requests to
FREQUENT              transfer all or a portion of their assets between
TRANSFERS             Subaccounts, the requests result in the purchase and
                      redemption of shares of the Portfolios in which the Subaccounts invests. Frequent Subaccount transfers, therefore, cause corresponding frequent purchases and redemptions of shares of the Portfolios.



                      Frequent purchases and redemptions of shares of the Portfolios can dilute the value of a Portfolio's shares, disrupt the management of the Portfolio's investment portfolio, and increase brokerage and administrative costs. Accordingly, when an owner or someone on their behalf engages in frequent Subaccount transfers, other owners and persons with rights under the Policies (such as the beneficiaries) may be harmed.



                      To discourage frequent Subaccount transfers, we adopted the policy described above in "Transfers Among the Subaccounts" section. This policy requires owners who request more than 12 Subaccount transfers in a calendar year to submit such requests in writing by U.S. Mail or by overnight delivery service (the "U.S. Mail requirement"). The U.S. Mail requirement creates a delay of at least one day between the time transfer decisions are made and the time such transfers are processed. This delay is intended to discourage frequent Subaccount transfers by limiting the effectiveness of abusive

                      "market timing" strategies (in particular, "time-zone" arbitrage in particular) that rely on "same-day" processing of transfer requests.



                      There can be no assurance that the U.S. Mail requirement will be effective in limiting frequent Subaccount transfers or that we can prevent all frequent Subaccount transfer activity that may adversely affect owners, other persons with material rights under the Policies, or Portfolio shareholders generally. For instance, imposing the U.S. Mail Requirement after 12 Subaccount transfer requests may not be restrictive enough to deter owners seeking to engage in abusive market timing strategies.



                      We may revise our frequent Subaccount transfer policy and related procedures, at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter frequent transfer activity that may adversely affect owners, other persons with material rights under the Policies, or Portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on owners engaging in frequent Subaccount transfers. For example, we may change our procedures to monitor for a different number of transfers within a specified time period or to impose a minimum time period between each transfer. As discussed above in the "Transfers Among The Subaccounts" section, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests, the transfer is a result of more than one trade involving the same Subaccount within a 30 day period, or the transfer would adversely affect unit values. As also discussed above, to the extent necessary to reduce the adverse effects of simultaneous Subaccount transfers made by third parties who make transfers on behalf of multiple owners, we may not honor such transfer requests.



                      Each of the Portfolios in which the Subaccounts invest may have its own policies and procedures with respect to frequent purchases and redemption of Portfolio shares. The prospectuses for the Portfolios describe any such policies and procedures. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage frequent Subaccount transfers. You should be aware that we may not have the contractual obligation nor the operational capability to monitor your Subaccount transfer requests and apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers. Accordingly, you and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent Subaccount transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent Subaccount transfers.

                      Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. These omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Portfolios. In addition, if a Portfolio believes an omnibus order we submit may reflect one or more Subaccount transfer requests from owners engaged in frequent transfer activity, the Portfolio may reject the entire omnibus order and thereby interfere with our ability to satisfy our contractual obligations to you.



                      We apply our policies and procedures without exception, waiver, or special arrangement.


DOLLAR COST           The Dollar Cost Averaging program permits you to
AVERAGING             systematically transfer on a monthly or quarterly basis a
                      set dollar amount from the Subaccount investing in the GE
                      Investments Funds, Inc. -- Money Market Fund or the
                      Guarantee Account to any combination of Subaccounts (as long as the total number of Subaccounts used does not exceed the maximum number allowed under the Policy). The
                      Dollar Cost Averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar Cost Averaging does not assure a profit or protect against a loss.


                      You may participate in the Dollar Cost Averaging program by completing a Dollar Cost Averaging agreement, or by calling our Variable Life Service Center. To use the Dollar Cost Averaging program, you must transfer at least $100 from the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund or the Guarantee Account. If any transfer would leave less than $100 in the Investment Option from which transfers are being made, we will transfer the entire amount. Once elected, Dollar Cost Averaging remains in effect from the date we receive your request until the value of the Investment Option from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file. The Dollar Cost Averaging program will start 30 days after we receive your premium payment and instructions, unless you specify an earlier date. (See the "Premiums - Allocating Premiums" provision of this prospectus for a description of when this occurs.)

                      There is no additional charge for Dollar Cost Averaging, and we do not consider a transfer under this program as a transfer for purposes of assessing a transfer charge, or for calculating any limit on the maximum number of transfers we may impose for a calendar year. We reserve the right to discontinue or modify the Dollar Cost Averaging program at any time and for any reason.



PORTFOLIO             Once you allocate your premium among the Subaccounts, the
REBALANCING           performance of each Subaccount may cause your allocation
                      to shift. You may instruct us to automatically rebalance on a quarterly, semi-annual or annual basis your assets to return to the percentages specified in your allocation instructions. You may elect to participate in the Portfolio Rebalancing program at any time by completing the Portfolio Rebalancing agreement. Your percentage allocations must be in whole percentages. Subsequent changes to your percentage allocations may be made at any time by writing or calling our Variable Life Service
                      Center. Once elected, Portfolio Rebalancing remains in effect from the date we receive your request until you instruct us to discontinue Portfolio Rebalancing.



                      There is no additional charge for using Portfolio Rebalancing, and we do not consider a transfer under this program a transfer for purposes of assessing a transfer charge, or for calculating any limit on maximum number of transfers we may impose for a calendar year. We reserve the right to discontinue or modify the Portfolio Rebalancing program at any time and for any reason. Portfolio Rebalancing does not guarantee a profit or protect against a loss. We also reserve the right to exclude certain Subaccounts from Portfolio Rebalancing. Assets allocated to the Guarantee Account may not be used for Portfolio Rebalancing.

Death Benefit


                      As long as the Policy remains in force, we will pay the Death Benefit proceeds upon receipt by our Variable Life Service Center of satisfactory proof of the Insured's death (last surviving Insured for a joint and last survivor Policy). See the "Requesting Payments" provision of this prospectus. We will pay the Death Benefit proceeds to the named beneficiary(ies).



AMOUNT OF             The amount of death benefit payable equals:
DEATH BENEFIT
PAYABLE
                         . the Death Benefit proceeds;


                         . minus any Policy Debt on that date; and

                         . minus the premium that would have been required to
                           keep the Policy in force if the date of death occurred during a grace period.


                      If the Insured under a single life Policy, (or the last surviving Insured under a joint and last survivor Policy,) at his or her death is younger than Attained Age 100, the Death Benefit payable is the greater of the Specified Amount and the Account Value multiplied by the applicable corridor percentage.



                      If the Insured under a single life Policy, (or the last surviving Insured under a joint and last survivor Policy,) at his or her death is Attained Age 100 or older, the Death Benefit payable is the Account Value multiplied by the applicable corridor percentage.


                      Under certain circumstances, we may further adjust the amount of Death Benefit payable. See the "Incontestability," the "Misstatement of Age or Gender" and the "Suicide" provisions of this prospectus.


CHANGING THE          After a Policy has been in effect for one year, you may
SPECIFIED AMOUNT      increase or decrease the Specified Amount, within certain
                      limitations. To make a change, you must send your written request and Policy to our Variable Life Service Center for approval. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which may change your cost of insurance.


                      Any change in the Specified Amount will affect the maximum premium limitation. We will not permit a decrease in Specified Amount if that amount is below the amount necessary to meet the Guideline Single Premium Test.

                      If a decrease in Specified Amount is permitted, the decrease will become effective on the Monthly Anniversary Date after the date we receive the request. The decrease will first apply to coverage provided by the most recent increase, then to the next most recent increases successively, then to the coverage under the original application. During the Continuation Period, we will not allow a decrease unless the Account Value less any Policy Debt is greater than the surrender charge. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy when we issued it. A decrease may cause us to assess a surrender charge and may require us to pay excess Account Value.


                      To apply for an increase in Specified Amount, you must complete a supplemental application and submit evidence of insurability satisfactory to us. Any approved increase will become effective on the date shown in the supplemental Policy data page. Please note that an increase will not become effective if the Policy's Surrender Value is too low to cover the monthly deduction for the Policy month following the increase. We will not permit an increase in Specified Amount if the amount of premium necessary for that increase is less than $1,000.


                      Partial surrenders will reduce the Specified Amount in proportion to the amount the partial surrender reduces the Account Value.

                      As most Policies are Modified Endowment Contracts as described under Section 7702A of the Code, a change in your Specified Amount will likely have adverse Federal tax consequences. See the "Tax Considerations" provision of this prospectus.

Surrenders and Partial Surrenders


SURRENDERS            You may cancel and surrender your Policy at any time
                      before the Insured dies under a single life Policy or the last Insured dies under a joint and last survivor Policy.
                      The Policy will terminate on the Valuation Day we receive your request at our Variable Life Service Center. If you cancel and surrender your Policy, you will not be able to reinstate the Policy.


                      We will pay you the Surrender Value in a lump sum unless you make other arrangements. You will incur a surrender charge if you surrender your Policy during the first 7 Policy years after the Policy Date. See the "Surrender Charge" provision of this prospectus. A surrender may have adverse tax consequences. See the "Tax Considerations" provision of this prospectus.

PARTIAL               After the first Policy year, you may take one partial
SURRENDERS            surrender each Policy year. The minimum partial surrender
                      amount is $1,000. The maximum partial surrender amount is the lesser of:

                        (i) the Surrender Value less $1,000; or

                       (ii) the available loan amount.

                      We will not permit a partial surrender that would reduce the Account Value below $25,000 at the time of the partial surrender.

                      We will deduct a processing fee from each partial surrender equal to the lesser of $25 or 2% of the amount partially surrendered. See the "Charges and Deductions -- Partial Surrender Processing Fee" provision of this prospectus. The amount of the partial surrender will equal the amount you requested to surrender adjusted for any processing fee. No surrender charge will apply.

                      When you request a partial surrender, you can direct how we deduct the partial surrender from your Account Value. If you provide no directions we will deduct the partial surrender on a pro-rata basis from among the Investment Options in which you have allocated assets.


                      State law requires that reserve the right to defer payments from the Guarantee Account and General Account for a partial or total surrender for up to six months from the date we receive your request for payment.


EFFECT OF PARTIAL     A partial surrender will reduce the Account Value by the
SURRENDERS            amount of the partial surrender. The Specified Amount
                      will be reduced in proportion to the amount the partial surrender reduces the Account Value. Because most
                      Policies described by this prospectus are Modified
                      Endowment Contracts, a partial surrender will likely have adverse tax consequences. See the "Tax Considerations" provision of the prospectus, as well as the Statement of Additional Information, for additional information.

Loans


GENERAL You may borrow up to 90% of the difference between your Account Value at the end of the Valuation Period during which we received your loan request and any surrender charges on the date of the loan; less any outstanding Policy Debt.



                      The minimum Policy loan is $1,000. You may request a Policy loan by writing to our Variable Life Service Center.


                      When we make a loan, we transfer an amount equal to the loan proceeds from your Account Value in the Separate Account to our General Account and hold it as "collateral" for the loan. If you do not direct an allocation for this transfer, we will make the transfer on a pro-rata basis from each Subaccount in which you are invested. We will take any remaining collateral from your assets in the Guarantee Account, starting with the amounts that have been in the Guarantee Account for the longest period of time. We will credit interest at an annualized effective rate of at least 4% on that collateral.

                      We may charge and credit different rates on Policy debt depending on your Policy year and whether we are loaning a portion of premiums paid (non-preferred) or earnings (preferred).

                      On the non-preferred portion of your loan, we currently credit interest at an annualized effective rate of 4.0% on collateral corresponding to Policy Debt and charge interest daily at an annualized effective rate of 6.0% on outstanding Policy Debt. On the preferred portion of your loan after the first Policy year, we currently credit interest at an annualized effective rate of 4.0% on collateral corresponding to Policy Debt and charge interest daily at an annualized effective rate of 4.0% on outstanding Policy Debt, essentially providing a Policy loan without an interest charge.

                      We transfer Account Value equal to the amount of the loan into a Loan Account where you will receive an interest credit.

                                            Non-Preferred Loan Rate  Preferred
                                               All Policy Years      Loan Rate
                                             (Preferred Loan Rate   Policy Years
                                               1st Policy Year)     2 and Later
  ------------------------------------------------------------------------------
  Guaranteed Maximum Interest Rate Charged            6.0%              4.0%
  Guaranteed Minimum Interest Rate Credited           4.0%              4.0%
  ------------------------------------------------------------------------------
  Guaranteed Net Cost                                 2.0%              0.0%
  ------------------------------------------------------------------------------


                      Loans reduce the Account Value, the Surrender Value and the Death Benefit proceeds and may cause the Policy to lapse if not repaid.

                      Interest is due and payable at the end of each Policy year while a Policy loan is outstanding. If, on any Policy anniversary, you have not paid interest accrued since the last Policy anniversary, we add the amount of interest to the loan and this becomes part of your outstanding Policy Debt. We transfer the interest due from each Investment Option on a pro-rata basis.

REPAYMENT OF          You may repay all or part of your Policy Debt at any time
POLICY DEBT           while an Insured is living and the Policy is in effect.
                      We will treat any unscheduled premium payments by you
                      (other than the initial premium) first as the repayment of any outstanding Policy Debt. We will treat the portion of the payment in excess of any outstanding Policy Debt as an additional premium payment, if permissible under the Policy. See the "Premiums" provision of this prospectus.

                      When you repay a loan, we transfer an amount equal to the repayment from our General Account to the Separate Account and/or the Guarantee Account and allocate it as you directed when you repaid the loan. If you provide no directions, we will allocate the amount according to your standing instructions for premium allocations.


                      You must send loan repayments to our Variable Life Service Center. We will credit the repayments as of the Valuation Day we receive them at our Variable Life Service Center.



EFFECT OF POLICY      A Policy loan impacts the Policy, because we reduce the
LOANS                 Death Benefit proceeds and Surrender Value under the
                      Policy by the amount of any outstanding loan plus interest you owe on the loan. Repaying the loan causes the Death Benefit proceeds and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account's investment performance. Amounts transferred from the Separate
                      Account as collateral will affect the Account Value, whether or not the loan is repaid, because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment performance of the Separate Account.


                      There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have adverse tax consequences. See the "Tax Considerations" provision of this prospectus and the Statement of Additional Information.

                      We will notify you if the sum of your loans plus any interest you owe on the loans is more than the Account Value, less applicable surrender charges. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may terminate.

                      If a Policy is issued as a Modified Endowment Contract and a loan is taken from the Policy, the amount of the loan, together with any unpaid interest included in Policy Debt, will be taxed in the same manner as a partial surrender.

Termination

PREMIUM TO            Generally, if on a Monthly Anniversary Date, (unless your
PREVENT               Continuation of Coverage Rider is in effect and all
TERMINATION           requirements are satisfied) the Surrender Value of your
                      Policy is too low to cover the monthly deduction, a grace period will begin. In that case, we will mail you notice of the premium necessary to prevent your Policy from terminating. You will have a 61 day grace period from the date we mail the notice to make the required premium payment.

                      So long as there is outstanding Policy Debt, we will treat that portion of any payment received during the grace period that is less than or equal to the amount of the Policy Debt as a repayment of Policy Debt and not as an additional premium payment. If we treat a payment as a repayment of outstanding Policy Debt, we will transfer the assets held in our General Account (as collateral for Policy Debt being repaid) into the Separate Account and/or the Guarantee Account, which increases the Surrender Value of the Policy, thereby preventing Policy termination.


GRACE PERIOD          If the Insured under a single life Policy, or both
                      Insureds under a joint and last survivor Policy, should die during the grace period before you pay the required premium, the Death Benefit proceeds will still be payable to the beneficiary(ies), although we will reduce the amount of the Death Benefit payable by the amount of premium that would have been required to keep the Policy in force. If you have not paid the required premium before the grace period ends, your Policy will terminate.
                      If the Policy terminates, the Policy will have no value and no benefits will be payable. However, you may reinstate your Policy under certain circumstances. See the Statement of Additional Information for more information about the grace period.


REINSTATEMENT         If you have not surrendered your Policy, you may
                      reinstate your Policy within three years after termination, provided you meet certain conditions, including the payment of necessary premium and submission of satisfactory evidence of insurability. See your Policy and the Statement of Additional Information for further information.


CONTINUATION OF       If you have a Continuation of Coverage Rider, and it is
COVERAGE RIDER        in force and if there is no outstanding Policy Debt, your
                      Policy will not terminate regardless of the investment performance of your Subaccounts. If there is outstanding
                      Policy Debt, the Continuation of Coverage Rider will terminate on the Monthly Anniversary Date on which outstanding Policy Debt exceeds the Account Value, less any applicable surrender charge. In this event, your Policy may lapse unless you pay the amount of premium required to keep your Policy in force. See the "Premium to Prevent Termination" provision in this prospectus.

                      This rider will automatically terminate on the Policy anniversary on which the Insured for a single Life Policy or the younger Insured for a joint and last survivor Policy reaches Attained Age 100, unless you elect to continue it. We will provide you with notice and a form to make such an election 90 days prior to this date. If you elect to continue the rider, we will require you to transfer any assets in the Separate Account to the Guarantee Account. If you transfer any assets from the Guarantee Account back into the Separate Account or if you allocate any additional premium payment to the Separate Account, the rider will terminate despite your previous election.


                      If the Continuation of Coverage Rider is terminated for any reason, it cannot be reinstated. The Continuation of Coverage Rider may not be available in all states or in all markets. However, if it is available in your state or market it will be included with your Policy for no additional charge.

Requesting Payments


                      You may send your written requests for payment to our Variable Life Service Center or give them to one of our authorized agents for submission to our Variable Life Service Center. We will ordinarily pay any Death Benefit proceeds, loan proceeds or surrender or partial surrender proceeds in a lump sum within 7 days after receipt of your written request at our Variable Life Service Center of all the documents required for such a payment. Other than the Death Benefit proceeds, the amount we pay is as of the end of the Valuation Period during which our Variable Life Service Center receives all required documents. Death Benefit proceeds are determined as of the Valuation Day (or the next Valuation Day if death occurs on a non-Valuation Day) of the Insured's death under a single life Policy or the last surviving Insured's death under a joint and last survivor Policy. We may pay the Death Benefit proceeds in a lump sum or under an Optional Payment Plan. See the "Optional Payment Plans" provision of this prospectus and the Statement of Additional Information.



                      In most cases, when we pay Death Benefit proceeds in a lump sum, we will pay these proceeds either:



                        (1) to your Designated beneficiary(ies) directly in the
                            form of a check; or



                        (2) by establishing an interest bearing account called
                            the "GE Secure Access Account" for the Designated beneficiary(ies) in the amount of Death Benefit proceeds payable.



                      When establishing the GE Secure Access Account we will send the beneficiary a checkbook within seven days after we receive all the required documents, and the beneficiary(ies) will have immediate access to the account simply by writing a check for all or any part of the amount of the Death Benefit proceeds payable. The GE Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the GE Secure Access Account. If we do not receive instructions from the beneficiary(ies) with regard to the form of Death Benefit payment, we will automatically establish the GE Secure Access Account.



                      Any Death Benefit proceeds that we pay in one lump sum will include interest from the date of death to the date of payment. We will credit interest at a rate we set, or a rate set by law if greater. The minimum interest rate which we may credit is 2.5%. We will not credit interest beyond one year or any longer time set by law. We will reduce Death Benefit proceeds by any outstanding Policy Debt and any due and unpaid charges and will increase Death Benefit proceeds by any benefits added by rider.

                      We also may defer making payments attributable to a check or draft that has not cleared the bank on which it is drawn.


                      State law requires that we reserve the right to defer payments from the Guarantee Account and/or General Account for a partial surrender, surrender or payment of the Death Benefit proceeds for up to six months from the date we receive your request for payment.

Tax Considerations

INTRODUCTION          This part of the prospectus discusses the Federal income
                      tax treatment of the Policy. The Federal income tax treatment of the Policy is complex and sometimes uncertain and may vary with your particular circumstances.

                      This discussion is general and is not intended as tax advice. It does not address all of the Federal income tax rules that may affect you and your Policy. This discussion also does not address Federal estate or gift tax consequences, or state or local tax consequences, associated with a Policy. As a result, you should always consult a tax adviser about the application of the tax rules and regulations to your individual situation.


MODIFIED              In 1988, Congress passed the Technical and Miscellaneous
ENDOWMENT             Revenue Act of 1988 ("TAMRA"), just one of several Acts
CONTRACTS             passed in the 1980s regarding life insurance. TAMRA, in
                      particular, prevented Policy owners from paying large single premiums to purchase life insurance and then borrowing the cash value, tax-free. Consequently, a Policy with premiums paid in excess of amounts established by TAMRA within the first seven-years of a Policy, (known as the "7-pay Test") became a Modified
                      Endowment Contract.



                      A Modified Endowment Contract is a life insurance contract under Section 7702A of the Code. To qualify as life insurance, a Policy must meet the Guideline Single Premium or the Guideline Annual Premium test established by the Internal Revenue Service to define the maximum premiums that can be paid in a Policy. To qualify as life insurance, the sum of all premiums paid cannot be greater than the Guideline Single Premium or cumulative Guideline Annual Premium.



                      The 7-pay Test established by TAMRA states that the TAMRA premium be calculated as to endow the Policy based on the guaranteed interest rate and the statutory reasonable cost of insurance. If the owner pays total premiums that exceed the cumulative TAMRA premium within the first 7 Policy years, the Policy is deemed a Modified Endowment Contract and is subject to different taxation rules than a traditional life insurance policy as defined by Section 7702 of the Code. Because most Policies issued as described by this prospectus are paid by single premium and have minimum premium requirements, most Policies issued meet the definition of a Modified Endowment Contract as described above.


                      You should know that whenever you increase coverage or add a new rider, a new 7-year period for purposes of the 7-pay Test established by TAMRA begins.

SPECIAL RULES         Tax treatment of Modified Endowment Contracts.  If a
FOR MODIFIED          Policy is a Modified Endowment Contract, the following
ENDOWMENT             special rules apply:
CONTRACTS
                         . a partial surrender will be taxable to you to the
                           extent that your Account Value exceeds your investment in the Policy (traditional life insurance policies generally are taxed to the extent the amount of the surrender exceeds the "investment in the contract");

                         . a loan from the Policy (together with any unpaid
                           interest included in Policy Debt), and the amount of any assignment or pledge of the Policy, will be taxed in the same manner as a partial surrender (loans taken on traditional life insurance policies are generally not taxed while the policy remains in force).

                      A penalty tax of 10% will be imposed on the taxable amount of any full or partial surrender, loan and unpaid loan interest included in Policy Debt, assignment, or pledge. However, the penalty tax does not apply to a distribution made:

                        (1) after you reach age 59 1/2;

                        (2) because you have become disabled, within the
                            meaning of the Code; or

                        (3) in substantially equal periodic payments (not less
                            frequently than annually) made over your life or life expectancy (or over the joint lives or life expectancies of you and your beneficiary(ies), within the meaning of the Code).

                      Special rules if you own more than one Modified Endowment Contract. All Modified Endowment Contracts that we (or any of our affiliates) issue to you within the same calendar year will be combined to determine the amount of any distribution from the Policy that will be taxable to you.

                      Interpretative issues. The tax law's rules relating to Modified Endowment Contracts are complex and open to considerable variation in interpretation. You should consult your tax adviser before making any decisions regarding changes in coverage under or distributions from your Policy.


TAX STATUS OF         Federal income tax law generally grants favorable
LIFE INSURANCE        treatment to life insurance (including life insurance
POLICIES              policies that are Modified Endowment Contracts); the
                      proceeds paid on the death of the Insured (or last surviving Insured for the joint and last survivor
                      Policies) are generally excluded from the gross income of the beneficiary, and the owner is not taxed on increases in the Account Value unless amounts are distributed while the Insured (or last Insured for a joint and last survivor Policies) is alive. For this treatment to apply to your Policy, the premiums paid for your Policy must not exceed limitations established by the tax law. For further information, please see the "Special Rules for Modified Endowment
                      Contracts" provision of this prospectus and the Statement of Additional Information.

                      For your Policy (including Modified Endowment Contracts) to receive treatment as life insurance under the Code, two other requirements must be met:

                         . The investments of the Separate Account must be
                           "adequately diversified" in accordance with Internal Revenue Service ("IRS") regulations; and

                         . your right to choose particular investments for a
                           Policy must be limited.

                      Investments in the Separate Account must be diversified. The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of the Portfolios in which the Separate Account invests, are "adequately diversified." If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Account Value over the premiums paid for the Policy.

                      Although we do not control the investments of all of the Portfolios (the Company only indirectly control those of GE Investments Funds, Inc., through an affiliated company), we expect that the Portfolios will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

                      Restrictions on the extent to which you can direct the investment of assets.
                      Federal income tax law limits your right to choose particular investments for the Policy. The U.S. Treasury Department stated in 1986 that it expected to issue guidance clarifying those limits, but it has not yet done so. Thus, the nature of the limits is currently uncertain. As a result, your right to allocate assets among the Portfolios may exceed those limits. If so, you would be treated as the owner of a portion of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets.

                      We do not know what limits may be set forth in any additional guidance that the Treasury Department may issue, or whether any such limits will apply to existing Policies. We therefore reserve the right to modify the Policy without your consent to attempt to prevent the tax law from considering you as an owner of a portion of the assets of the Separate Account.

                      No guarantees regarding tax treatment. We make no guarantees regarding the tax treatment of any Policy or of any transaction involving a Policy.

                      Death Benefit Proceeds and Account Value increases. A Policy's treatment as life insurance for Federal income tax purposes generally has the following results:


                         . Death Benefit proceeds are excludable from the gross
                           income of the beneficiary;


                         . you are not taxed on increases in the Account Value
                           unless amounts are distributed from the Policy while the Insured (or last surviving Insured) is alive;

                         . the taxation of amounts distributed while the
                           Insured(s) is alive depends upon whether your Policy is a Modified Endowment Contract.


                      Accelerated Benefit Rider. Your Policy may contain an Accelerated Benefit Rider, which provides you with access to a portion of the Death Benefit if the Insured becomes terminally ill. The accelerated benefit payment should be treated in the same manner as Death Benefit proceeds for tax purposes, meaning that it generally will be excludable from gross income. But if the Insured under the Policy is an officer, director, or employee of the owner of the Policy, or is financially interested in the trade or business of the owner, the payment would be taxable in part.


INCOME TAX            We may be required to withhold and pay to the IRS a part
WITHHOLDING           of the taxable portion of each distribution made under a
                      Policy. However, in many cases, you may elect not to have any amounts withheld. You are responsible for payment of all taxes and early distribution penalties, regardless of whether you request that no taxes be withheld or if we do not withhold a sufficient amount of taxes. At the time you request a distribution from the Policy, we will send you forms that explain the withholding requirements.


                      Tax Shelter Regulations. Prospective owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.



                      Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy under the federal corporate minimum tax, if the owner is subject to that tax.


TAX STATUS OF         Under existing Federal income tax law, we do not expect
THE COMPANY           to incur any Federal income tax liability on the income
                      or gains in the Separate Account. Based upon this expectation, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we are required to pay taxes on some or all of the income and gains earned by the Separate Account, we may impose a charge for those taxes.

                      We may also incur state and local taxes, in addition to premium taxes for which a deduction from premiums is currently made. At present, these taxes are not significant.

                      If there is a material change in state or local tax laws, we may impose a charge for any taxes attributable to the Separate Account.


CHANGES IN THE        The transfer of the Policy or designation of a
LAW AND OTHER         beneficiary may have Federal, state, and/or local
CONSIDERATIONS        transfer and inheritance tax consequences, including the
                      imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under Federal tax law.
                      The individual situation of each owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.


                      This discussion is based on our understanding of the Federal income tax law existing on the date of this prospectus. Congress, the IRS, and the courts may modify these laws at any time, and may do so retroactively. Any person concerned about the tax implications of ownership of a Policy should consult a tax adviser.

Sale of the Policies


                      We have entered into an underwriting agreement with Capital Brokerage Corporation (doing business in Indiana, Minnesota, New Mexico, and Texas as GE Capital Brokerage Corporation) (collectively, "Capital Brokerage Corporation") for the distribution and sale of the Policies. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the Policies, offering them on a continuous basis. Capital Brokerage Corporation is located at 3001 Summer Street, 2nd Floor, Stamford, Connecticut 06905.



                      Capital Brokerage Corporation was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the NASD.



                      Capital Brokerage Corporation offers the Policies through its registered representatives who are registered with the NASD and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.nasdr.com or by calling 1-800-289-9999. You can also obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed with us.



                      Capital Brokerage Corporation also enters into selling agreements with an affiliated broker-dealer (Terra Securities Corporation) and unaffiliated broker-dealers to sell the Policies. The registered representatives of these selling firms are registered with the NASD and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.





                      We pay compensation to Capital Brokerage Corporation for promotion and sales of the Policies by its registered representatives as well as by affiliated and unaffiliated selling firms. This compensation consists of sales commissions and other cash and non-cash compensation. In the first Policy year, the maximum commission we may pay is 9.5% of the first year of the initial premium payment. We do not pay trail commission.



                      The maximum commission consists of two
                      parts -- commissions paid to internal and external wholesalers of Capital Brokerage Corporation ("wholesalers" are individuals employed by the Company and registered with Capital Brokerage Corporation that promote the offer and sale of the Policies), and commissions paid to the affiliated and unaffiliated brokerage firm for whom the registered representative that sold your Policy is employed ("selling firms"). Wholesalers with Capital Brokerage Corporation receive a maximum commission of 0.01% of the first year of the initial premium payment, less any Policy Debt for all Policy years, after the first Policy Year.

                      After commission is paid to the wholesalers of Capital Brokerage Corporation, a commission is then paid to the selling firm. A maximum commission of 7.5% of the first year initial premium payment and a trail commission up to an annual rate of .25% of Account Value, less any Policy Debt for all Policy years, after the first Policy year is paid to the selling firm. The exact amount of commission paid to the registered representative who sold you your Policy is determined by the brokerage firm for whom the representative is employed.





                      The commissions listed above are maximum commissions paid, and therefore such commissions stated above reflect situations where we pay a higher commission for a short period of time for a special promotion.





                      All selling firms receive commissions as described above based on the sale and receipt of premium on the Policy. Unaffiliated selling firms receive additional compensation, including marketing allowances and other payments. The maximum marketing allowance paid on the sale of a Policy is 1.0% of premium received. At times, Capital Brokerage Corporation may make other cash and non-cash payments to selling firms, (as well as receive payments from selling firms) for expenses relating to the recruitment and training of personnel, periodic sales meetings, the production of promotional sales literature and similar expenses. These expenses may also relate to the synchronization of technology between the Company, Capital Brokerage Corporation and the selling firm in order to coordinate data for the sale and maintenance of the Policy. In addition, registered representatives may be eligible for non-cash compensation programs offered by Capital Brokerage Corporation or an affiliated company, such as conferences, trips, prizes and awards. The amount of other cash and non-cash compensation paid by Capital Brokerage Corporation or its affiliated companies ranges significantly among the selling firms. Likewise, the amount received by Capital Brokerage Corporation from the selling firms ranges significantly.



                      Commissions paid on the Policies, including other incentives and payments, are not charged directly to you or to your Account Value, but indirectly through fees and charges imposed under the Policies.



                      All commissions, special marketing allowances and other payments made or received by Capital Brokerage Corporation to or from selling firms come from or are allocated to the general assets of Capital Brokerage Corporation or one of its affiliated companies. Therefore, regardless of the amount paid or received by Capital Brokerage Corporation or one of its affiliated companies, the amount of expenses you pay under the Policy do not vary because of such payments to or from such selling firms. Life insurance policies, such as this Policy, may have varied expenses, but such expenses are based on the underwriting criteria listed in the Policy and in this prospectus. Such factors include, but are not limited to: age, gender, the requested Specified Amount and the risk class of the Insured(s).





                      Even though your Policy costs are not determined based on amounts paid to or received from Capital Brokerage Corporation or the selling firm, the prospect of receiving, or the receipt of, additional compensation as described above may create an incentive for selling firms and/or their registered representative to sell you this product versus a product with respect to which a selling firm does not receive additional compensation, or a lower level of additional compensation. You may wish to take such compensation arrangements into account when considering and evaluating any recommendation relating to the Policies.



                      During 2004, 2003 and 2002, $    , $3.6 million and $4.8
                      million, respectively was paid to Capital Brokerage Corporation for the sale of Policies in the Separate Account and any new premium received. In 2003, 2002 and 2001, no underwriting commissions were paid to Capital Brokerage Corporation.

Other Policy Information

OPTIONAL              The Policy currently offers the following five Optional
PAYMENT PLANS         Payment Plans, free of charge, as alternatives to the
                      payment of a Death Benefit or Surrender Value in a lump sum (see "Requesting Payments provision of this prospectus"):

                         . Income for a Fixed Period;

                         . Life Income;

                         . Income of a Definite Amount;

                         . Interest Income; and

                         . Joint Life and Last Survivor Income.

                      These options are described in the Statement of Additional Information.


                      You may select an Optional Payment Plan in your application or by writing our Variable Life Service Center. We will transfer any amount left with us for payment under an Optional Payment Plan to our General Account. Payments under an Optional Payment Plan will not vary with the investment performance of the Separate Account because they are forms of fixed-benefit annuities. See the "Tax Considerations" provision of this prospectus. Even if the Death Benefit under the Policy is excludible from income, payments under Optional Payment Plans may not be excludible in full. This is because earnings on the Death Benefit after the Insured's (or last Insured's) death are taxable and payments under the Optional Payment Plans generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Optional Payment Plans. Amounts allocated to an Optional Payment Plan will earn interest at 3% compounded annually. Certain conditions and restrictions apply to payments received under an Optional Payment Plan. For further information, please review your Policy or contact one of our authorized agents.


DIVIDENDS             The Policy is non-participating. We will not pay
                      dividends on the Policy.

INCONTESTABILITY      The limitations on our right to contest the Policy are
                      described in the Statement of Additional Information.

SUICIDE               Our obligations in the event an Insured commits suicide
EXCLUSION             are described in the Statement of Additional Information.

MISSTATEMENT OF       We will adjust the Death Benefit proceeds if you misstate
AGE OR GENDER         an Insured's age or gender in your application.



WRITTEN NOTICE        You should send any written notice to us at our Variable
                      Life Service Center at the address listed on page 1 of this prospectus. The notice should include the Policy number and the full name of the Insured for a single life
                      Policy or each Insured for a joint and last survivor
                      Policy. We will send any notice to the address shown in the application unless an appropriate address change form has been filed with us.



TRUST If you name a trust as the owner or beneficiary of the Policy and the trustee subsequently exercises ownership rights or claims benefits thereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of Policy benefits to the trustee will release us from all obligations under the Policy to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.


OTHER CHANGES         At any time, we may make such changes in the Policy as
                      are necessary:

                         . to assure compliance at all times with the
                           definition of life insurance prescribed by the Code;

                         . to make the Policy, our operations, or the operation
                           of the Separate Account conform with any law or regulation issued by any government agency to which they are subject; or

                         . to reflect a change in the operation of the Separate
                           Account, if allowed by the Policy and applicable regulations.

                      Only the President or a Vice President of the Company has the right to change the Policy. No financial representative appointed as our agent has the authority to change the Policy or waive any of its terms. The President or a Vice President of the Company must sign all endorsements, amendments, or riders to be valid.

REPORTS We maintain records and accounts of all transactions involving the Policy, the Separate Account, the Guarantee Account and Policy Debt. Within 30 days after each Policy anniversary, we will send you a report showing information about your Policy. The report will show:

                         . the Specified Amount;

                         . the Account Value;

                         . the value in each Investment Option;

                         . the Surrender Value;

                         . the Policy Debt; and

                         . the premiums paid and charges made during the Policy
                           year.

                      We also will send you an annual and a semi-annual report for each Portfolio underlying a Subaccount to which you have allocated assets, as required by the 1940 Act. In addition, when you pay premiums, or if you take out a Policy loan, make transfers or take partial surrenders, you will receive a written confirmation of these transactions.

SUPPLEMENTAL          There are supplemental benefits that may be added to your
BENEFITS              Policy. These benefits may not be available in all states
                      or markets.


                      Continuation of Coverage Rider. Your Policy will not terminate regardless of the investment performance of your Subaccounts while the Continuation of Coverage Rider is in force. The Continuation of Coverage Rider will automatically terminate when the Insured for a single life Policy, or when the younger Insured for a joint and last survivor Policy, reaches Attained Age 100, unless you elect to continue it with certain conditions. There is no cost for this rider, however, this rider may not be available in all states and in all markets. If Policy Debt exceeds the Account Value, this rider is terminated. If this rider is terminated for any reason, it cannot be reinstated.


                      Accelerated Benefit Rider. You may elect an accelerated benefit if the Insured is terminally ill. There is a one-time charge of $250 deducted at the time the benefit is paid to you. This rider may not be available in all states or in all markets. The Accelerated Benefit Rider provides you with access to a portion of the Death Benefit during the Insured's lifetime, if the Insured is diagnosed with a terminal illness. Joint and last survivor Policies will be eligible for acceleration only after the death of the first Insured and the diagnosis of the terminal illness of the surviving Insured. Additional information concerning this rider, including the amount and when it becomes available, is included in the Statement of Additional Information.


USING THE POLICY      You can assign the Policy as collateral security. You
AS COLLATERAL         must notify us in writing at our Variable Life Service
                      Center on the appropriate form if you assign the Policy.
                      Any payments we make before we receive notice of assignment will not be affected. We are not responsible for the validity of an assignment. An assignment may affect your rights and the rights of the beneficiary(ies).


REINSURANCE           We may reinsure a portion of the risks assumed under the
                      Policies.

LEGAL                 We, like other insurance companies, are involved in
PROCEEDINGS           lawsuits, including class action lawsuits. In some class
                      action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Except for the McBride case and the Allen/Maynard cases described below, the ultimate outcome of which, and any effect on us, cannot be determined at this time, management believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on our condensed, consolidated financial statements.


                      We were named as a defendant in a lawsuit, McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co., related to the sale of universal life insurance policies. The complaint was filed on November 1, 2000 as a class action on behalf of all persons who purchased certain of our universal life insurance policies and alleges improper practices in connection with the sale and administration of universal life policies. The plaintiffs sought unspecified compensatory and punitive damages. On December 1, 2000, we removed the case to the U.S. District Court for the Middle District of Georgia. We have vigorously denied liability with respect to the plaintiff's allegations. Nevertheless, to avoid the risks and costs associated with protracted litigation and to resolve our differences with policy owners, we agreed in principle on October 8, 2003, to settle the case on a nationwide class action basis. The settlement provides benefits to the class, and allows us to continue to serve our customers' needs undistracted by disruptions caused by litigation. The court gave final approval to the settlement on August 12, 2004. In the third quarter of 2003, we accrued $50 million in reserves relating to this litigation, which represents our best estimate of bringing this matter to conclusion. The precise amount of payments in this matter cannot be estimated because they are dependent upon the number of individuals who ultimately will seek relief in the claim form process of any approved class settlement, the identity of such claimants and whether they are entitled to relief under the settlement terms and the nature of the relief to which they are entitled. That process is currently underway. In addition, approximately 650 class members elected to exclude themselves from the class action settlement. We have been named as a defendant in five lawsuits brought by 41 such individuals. However, we cannot determine at this point whether or how many other class members who have excluded themselves from the class action will initiate individual actions against us, or the effect of such suits or claims, including the five pending cases, on our financial condition, results of operations or reputation.



                      In addition, we were named as a defendant in five lawsuits brought by individuals claiming that William Maynard, one of our former dedicated sales specialists, and Anthony Allen, one of our former independent producers, converted customer monies and engaged in various fraudulent acts. The five cases are Monger v. Allen, Maynard, and GE Life and Annuity Assurance Company (filed October 24,2003), Warfel v. Allen, Maynard, adVenture Publishing and GE Life and Annuity Assurance Company (filed February 6, 2004), Hanrick v. Allen, Maynard and GE Life and Annuity Assurance Company (filed March 10, 2004), Modlin v. Allen, et al. (filed June 17,
                      2004) and Clark v. Allen, et al. (filed June 25, 2004). The Monger and Hanrick cases have been settled. The remaining three cases are in their preliminary stages and are pending the state court of Cumberland County, North Carolina. The suits allege that the Company failed to properly supervise Allen and Maynard and that the Company is responsible for Allen and Maynard's conduct. Specifically, Warfel alleges breach of contract, conversion, breach of fiduciary duty, fraud, constructive fraud, negligent misrepresentation, negligent supervision and unfair and deceptive trade practices. Modlin and Clark make similar allegations. The total amount allegedly invested by the plaintiffs in the three unresolved actions is approximately $883,000. The plaintiff in Warfel seeks damages of $1.4 million, and the plaintiffs in Modlin and Clark seek unspecified compensatory damages. In addition, each plaintiff seeks treble damages, as well as punitive damages of an unspecified amount.





                      In October, 2003, Allen and Maynard were arrested and charged with conversion in Cumberland County, North Carolina for allegedly failing to remit $30,000 in premiums that they received from a client to GELAAC. Allen has also been indicted in Cumberland County, North Carolina for converting the funds of numerous other individuals. Although we cannot determine the ultimate outcome of these suits, we do not believe they will have a material effect on our financial condition or results of operations. However, we cannot determine whether any related or similar suits or claims will be asserted against us in the future, or the effect of such suits or claims on our financial condition, results of operations or reputation.


                      Capital Brokerage Corporation, the principal underwriter, is not engaged in any litigation of any material nature.

Financial Statements

                      We have included the consolidated financial statements of the Company and its subsidiary and the financial statements of the Separate Account in the Statement of Additional Information. You should distinguish the consolidated financial statements of the Company and its subsidiary from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company and its subsidiary only as bearing on our ability to meet our obligations under the Policies. You should not consider the consolidated financial statements of the Company and its subsidiary as affecting the investment performance of the assets held in the Separate Account.

Definitions

                      The following terms are used throughout the prospectus:

                      Account Value -- The total amount of assets allocated to each Subaccount and assets in the General Account.




                      Attained Age -- The Insured's age on the Policy Date plus the number of full years since the Policy Date.




                      Code -- The Internal Revenue Code of 1986, as amended.

                      Company -- GE Life and Annuity Assurance Company.

                      Death Benefit -- The amount determined as of the date of death of the Insured under a single life Policy or the last surviving Insured under a joint and last survivor Policy.



                      Fund -- Any open-end management investment company or unit investment trust in which the Separate Account invests.

                      General Account -- Assets of the Company other than those allocated to the Separate Account or any of our other separate accounts.

                      Guarantee Account -- Part of our General Account that provides a guaranteed interest rate for a specified interest rate guarantee period. This account is not part of and does not depend on the investment performance of the Separate Account.



                      Insured -- The person(s) upon whose life is insured under the Policy.

                      Investment Options -- The Guarantee Account and the Subaccounts.

                      Modified Endowment Contract -- A life insurance policy that meets the requirements of Section 7702A of the Code. Modified Endowment Contracts are taxed differently upon receipt of partial surrenders and loans than traditional life insurance policies.

                      Monthly Anniversary Date -- The same date in each month as the Policy Date.


                      Optional Payment Plan -- A plan under which any part of Death Benefit proceeds or Surrender Value proceeds can be used to provide a series of periodic payments to you or your beneficiary(ies).




                      Policy -- The Policy and application(s), including any riders and endorsements.

                      Policy Date -- The date as of which we issue the Policy and the date as of which the Policy becomes effective. We measure Policy years and anniversaries from the Policy Date. The Policy Date is shown on the Policy data pages. If the Policy Date would otherwise fall on the 29th, 30th, or 31st day of a month, the Policy Date will be the 28th.

                      Policy Debt -- The amount of outstanding loans plus any accrued interest. Policy Debt is deducted from proceeds payable at the death of the Insured under a single life Policy and the last surviving insured under a joint and last survivor Policy or at the time of surrender.



                      Portfolio -- A division of a Fund, the assets of which are separate from other Portfolios that may be available in the Fund. Each Portfolio has its own investment objectives. Not all Portfolios may be available in all states or in all markets.

                      Separate Account -- GE Life & Annuity Separate Account II, a segregated asset account of the Company to which you allocate premiums.

                      Specified Amount -- The initial amount of insurance coverage purchased.

                      Subaccounts -- A subdivision of the Separate Account, the assets of which are invested exclusively in a corresponding Portfolio of a Fund. A Subaccount may also be referred to as an Investment Subdivision in the Policy and/or marketing materials.

                      Surrender Value -- The amount we pay you when you surrender the Policy. It is equal to your Account Value minus any Policy Debt and minus any applicable surrender charge.

                      Unit Value -- A unit of measure we use to calculate the assets for each Subaccount.

                      Valuation Day -- Each day on which the New York Stock Exchange is open for regular trading except for days that the Subaccount's corresponding Portfolio does not value its shares.

                      Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.


                      Variable Life Service Center -- The office to which all written and telephone inquiries concerning the Policy or the Portfolios should be made: 3100 Albert Lankford Drive, Lynchburg, Virginia 24501, 1-800-352-9910.

                      The Statement of Additional Information includes additional information about GE Life & Annuity Separate Account II. We filed the Statement of Additional Information with the SEC. The Statement of Additional Information is incorporated by reference in this prospectus and it is legally a part of the prospectus.

                      For general information or to obtain free copies of:

                         . the Policy prospectus or the Portfolio prospectuses;

                         . the Statement of Additional Information;

                         . a personalized illustration of the Death Benefit and
                           Surrender Values; or

                         . any required forms,



Call:     1-800-352-9910

Or write: GE Life and Annuity Assurance Company
          Variable Life Service Center
          3100 Albert Lankford Drive
          Lynchburg, Virginia 24501

Or        contact your financial representative.


                      Information about the Policy also is available at www.gefinancialservice.com.

                      Information about GE Life & Annuity Separate Account II, including the Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about GE Life & Annuity Separate Account II are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, DC 20549-0102.

                      Investment Company Act File No. 811-04885.

                    Statement of Additional Information For
                  Flexible Premium Single Life and Joint and
                Last Survivor Variable Life Insurance Policies

                              Single Life Policy
                                Form P1254 4/00
                      Joint and Last Survivor Life Policy
                                Form P1255 4/00

                                  Issued by:
                     GE Life and Annuity Assurance Company
                     GE Life & Annuity Separate Account II
                            6610 West Broad Street
                           Richmond, Virginia 23230


                         Variable Life Service Center


                          3100 Albert Lankford Drive


                           Lynchburg, Virginia 24501


                       Telephone Number: 1-800-352-9910


--------------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated April 29, 2005, for Flexible Premium Single Life and Joint and Last Survivor Variable Life Insurance Policies issued by GE Life and Annuity Assurance Company through its GE Life & Annuity Separate Account II.


For a free copy of the prospectus:



Call:     1-800-352-9910

Or write: GE Life and Annuity Assurance Company
          Variable Life Service Center
          3100 Albert Lankford Drive
          Lynchburg, Virginia 24501

Or visit: www.gefinancialservice.com

Or        contact your financial representative



The date of this Statement of Additional Information is April 29, 2005.

Table of Contents



              The Company.....................................................

              The Separate Account............................................

              Additional Information About the Guarantee Account..............

              Additional Information on Premium Payments......................

              Additional Information About the Cost of Insurance Charge.......

              Reduction of Charges for Group Sales............................

              Grace Period....................................................

              Reinstatement...................................................

              Determining the Death Benefit...................................

              Unit Values.....................................................

              Net Investment Factor...........................................

              Tax Status of the Policy........................................

              Special Rule for Certain Cash Distributions in the First 15
              Policy Years....................................................

              Considerations Where Insured Lives Past Age 100.................

              Loans...........................................................

              Loss of Interest Deduction Where Policies are Held by or for
              the Benefit of Corporations, Trusts, Etc........................

              Changes and Exchanges...........................................

              Optional Payment Plans..........................................

              Incontestability................................................

              Suicide Exclusion...............................................

              Additional Information About the Accelerated Benefit Rider......

              Other Policies..................................................

              Regulation of GE Life and Annuity Assurance Company.............

              Legal Matters...................................................

              Experts.........................................................

              Actuarial Matters...............................................

              Performance Information.........................................

              Financial Statements............................................

THE COMPANY           We are a stock life insurance company operating under a
                      charter granted by the Commonwealth of Virginia on March
                      21, 1871 to The Life Insurance Company of Virginia.
                      General Electric Capital Corporation ("GE Capital") acquired us from Aon Corporation on April 1, 1996. GE
                      Capital subsequently contributed us to its wholly owned subsidiary, GE Financial Assurance Holdings, Inc. ("GE
                      Financial Assurance") and ultimately the majority of the outstanding common stock to General Electric Capital
                      Assurance Company ("GECA"). As part of an internal reorganization of GE Financial Assurance's insurance subsidiaries, The Harvest Life Insurance Company
                      ("Harvest") merged into us on January 1, 1999. At this time we were renamed GE Life and Annuity Assurance
                      Company. Harvest's former parent, Federal Home Life
                      Insurance Company ("Federal"), received our common stock in exchange for its interest in Harvest.

                      On May 25, 2004, our ultimate parent, General Electric Corporation ("GE"), completed an initial public offering ("IPO") of thirty percent of the shares of Genworth, comprising most of the life and mortgage insurance operations of GE Financial Assurance. On May 24, 2004, GE Financial Assurance contributed to a newly formed company named Genworth Financial, Inc. ("Genworth") its interest in Federal and GELAAC (5,125 and 800 shares respectively). On May 31, 2004, Genworth contributed its interest in Federal and GELAAC to GNA Corp. who in turn contributed the same to GECA. In addition, effective May 31, 2004, Federal paid a stock dividend (3010 shares) of its interest in GELAAC to GECA, which resulted in us being a wholly-owned subsidiary of GECA.

                      All of our outstanding non-voting preferred stock was owned by Brookfield Life Assurance Company Limited ("Brookfield"). Brookfield is wholly-owned direct subsidiary of Genworth.

                      Genworth is a publicly traded company that is majority owned by GE Financial Assurance. GE Financial Assurance is a wholly owned, direct subsidiary of GEI, Inc., which in turn is a wholly owned direct subsidiary of GE Capital, which in turn is a wholly owned subsidiary of General Electric Capital Services, Inc., which in turn is a wholly owned direct subsidiary of GE.

                      We principally offer annuity contracts, guaranteed investment contracts, funding agreements, and life insurance. We do business in the District of Columbia and all states except New York. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

                      We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Separate Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

                      We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

THE SEPARATE          We established the GE Life & Annuity Separate Account II
ACCOUNT               as a separate investment account on August 21, 1986. The
                      Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940
                      (the "1940 Act") and meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

ADDITIONAL            Amounts in the Guarantee Account are held in, and are
INFORMATION           part of, our General Account. The General Account
ABOUT THE             consists of our assets other than those allocated to the
GUARANTEE             Separate Account and our other separate accounts. Subject
ACCOUNT               to statutory authority, we have sole discretion over the
                      investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

                      The initial interest rate guarantee period for any allocation you make to the Guarantee Account will be one year or longer. Subsequent interest rate guarantee periods will each be at least one year. We may credit additional rates of interest for specified periods from time to time. We determine the interest rates in our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as premium payments or transfers of assets under the Policies. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods. If you allocate assets to the Guarantee Account, such assets will earn interest monthly at an annual effective rate of at least 4%.

                      We reserve the right to impose restrictions on transfers involving the Guarantee Account. Such restrictions may include permitting transfers from an interest rate guarantee period only during the 30 day period immediately following the end of the guarantee period, limiting the amount of assets available for transfer at any one time to 25% of the allocations to the Guarantee Account plus accrued interest and prohibiting transfers to the Guarantee Account for the six month period following a transfer from the Guarantee Account.

ADDITIONAL            The initial premium is due on the Policy Date. Your
INFORMATION ON        initial premium will be shown in your Policy's data pages
PREMIUM               and must be at least $25,000.
PAYMENTS
                      The total premium received must equal the Guideline
                      Single Premium for life insurance as determined in the Code. The relationship between the Guideline Single
                      Premium and the Specified Amount depends on the age, gender (where applicable), and risk class of the Insured.
                      Generally, the same Guideline Single Premium will purchase a higher Specified Amount for a younger Insured than for an older Insured of the same gender and risk class. Likewise, the same Guideline Single Premium will purchase a slightly higher Specified Amount for a female
                      Insured than for a male Insured of the same age and risk class. Representative Specified Amounts for a $35,000
                      Guideline Single Premium are as follows:


                              Single Life Policy

                                     Specified Amount(s)
                                     --------------------------
                            Age        Male        Female
                            -----------------------------------
                             10      $632,214     $816,388
                             20       432,494      543,872
                             30       290,655      356,528
                             40       188,488      231,285
                             50       125,525      154,327
                             60        87,427      105,403
                             70        64,806       73,913
                             80        52,125       55,347
                             90        45,371       45,886
                            -----------------------------------

                            Joint and Last Survivor Life Policy

                            Male      Female
                            ----------------------Specified
                            Age        Age        Amount(s)
                            ----------------------
                             20         20        $976,524
                             30         30         561,334
                             40         40         346,643
                             50         50         210,570
                             60         60         131,557
                             70         70          85,768
                             80         80          60,523
                             90         90          47,855
                            -----------------------------------

ADDITIONAL            The current cost of insurance charge will never exceed
INFORMATION           the guaranteed cost of insurance charges as shown in your
ABOUT THE COST        Policy. The guaranteed maximum monthly cost of insurance
OF INSURANCE          charge equals (a) times (b) and then divided by (c),
CHARGE                where:

                        (a) is the guaranteed maximum cost of insurance rate
                            per $1,000 shown in your Policy based on the Insured's or each Insured's Attained Age, gender and rating class;

                        (b) is an amount equal to the death benefit divided by
                            1.0032737, minus the Account Value; and

                        (c) is $1,000.

                      The cost of insurance rates are based on the Commissioners' 1980 Standard Ordinary Mortality Tables and vary based on Attained Age, gender and applicable rating class. The original rating class applies to the initial Specified Amount. If an increase in Specified Amount is approved, a different rating class may apply to the increase, based on the Insured's circumstances at the time of the increase. The guaranteed maximum cost of insurance rates are based on the Insured's Attained Age, gender and rating class. The guaranteed maximum cost of insurance rates generally increase as the Insured's Attained Age increases. Modifications to cost of insurance rates are made for rating classes other than standard.

                      For a joint and last survivor Policy, we determine the guaranteed maximum cost of insurance rates in a manner that reflects the anticipated mortality of both Insureds and the fact that the death benefit is not payable until the death of the last surviving Insured. As such, the death of the first Insured to die will not affect the cost of insurance scale for the second Insured.

REDUCTION OF          We may reduce charges and/or deductions for sales of the
CHARGES FOR           Policies to a trustee, employer or similar entity
GROUP SALES           representing a group or to members of the group where
                      such sales result in savings of sales or administrative expenses. We will base these discounts on the following:


                        (1) The size of the group.  Generally, the sales
                            expenses for each individual owner for a larger group are less than for a smaller group because more Policies can be implemented with fewer sales contacts and less administrative cost.


                        (2) The total amount of premium payments to be received
                            from a group. The number of Policy sales and other expenses are generally proportionately less on larger premium payments than on smaller ones.

                        (3) The purpose for which the Policies are
                            purchased. Certain types of plans are likely to be more stable than others. Such stability reduces the number of sales contacts and administrative and other services required, reduces sales administration and results in fewer Policy terminations. As a result, our sales and other expenses are reduced.

                        (4) The nature of the group for which the Policies are
                            purchased. Certain types of employee and professional groups are more likely to continue Policy participation for longer periods than are other groups with more mobile membership. If fewer Policies are terminated in a given group, our sales and other expenses are reduced. Likewise, we may realize reduced sales and other expenses for sales to groups that are affiliated with us or with whom we transact business, such as our own employees, the employees of our affiliated companies, the employees of broker/dealers with whom we have selling agreements and the employees of our other business partners, including family members of such employees.

                        (5) Other circumstances.  There may be other
                            circumstances of which we are not presently aware, which could result in reduced sales expenses.


                      If, after we consider the factors listed above, we determine that a group purchase would result in reduced sales expenses, we may reduce the charges and/or deductions for each group. Reductions in these charges and/or deductions will not be unfairly discriminatory against any person, including the affected owners and all other owners of policies funded by the Separate Account.


                      Any such reduction in charges and/or deductions will be consistent with the standards we use in determining the reduction in charges and/or deductions for other group arrangements.


GRACE PERIOD          If the Surrender Value on a Monthly Anniversary Date is
                      insufficient to cover the monthly deduction due on that Monthly Anniversary Date, we will allow a 61 day grace period for payment of a premium sufficient to cover the monthly deduction. This grace period will begin on the day we mail notice of the sufficient premium. We will mail notice to you and any assignee of record in our Variable Life Service Center. If such premium is not paid by the end of the grace period, the Policy will terminate without value. The monthly deduction is described in the Account Value Benefits section. Coverage continues during the grace period. If the Insured dies during the grace period, the proceeds will be reduced by any overdue monthly deduction.

                      Coverage continues during the 61 day grace period. If the sufficient premium is not paid by the end of the grace period, the Policy will terminate without value. If the death of the Insured occurs during the grace period, Death Benefit proceeds will be reduced by the amount of the sufficient premium that would have been required to keep the Policy in effect.


REINSTATEMENT         You may reinstate this Policy within three years of the
                      end of the grace period if:

                        (1) you submit an application for reinstatement;

                        (2) you provide required evidence of insurability
                            satisfactory to us to determine the guaranteed maximum cost of insurance rate;

                        (3) the Policy has not been surrendered for cash; and

                        (4) you pay the premium as described below.

                      The Policy will be reinstated as of the date we approve the reinstatement. The surrender charge will be as though the Policy had been in effect continuously from its original Policy Date.

                      On the date of reinstatement, the Account Value will be allocated to the Subaccounts specified by you. Unless you tell us otherwise, these allocations will be made in the same manner that Premiums are allocated.

                      On the date of reinstatement, the Account Value will equal (1) plus (2) minus (3), where:

                        (1) is the Account Value on the first day of the grace
                            period;

                        (2) is the premium paid to reinstate; and

                        (3) is the monthly deduction for the month following
                            the date of reinstatement.


DETERMINING THE       The Death Benefit is based on the Specified Amount shown
DEATH BENEFIT         in the policy data pages.

                      If the Insured under a single life Policy or the last Insured under a joint and last survivor Policy at death is younger than Attained Age 100 at the time of death, the amount of the Death Benefit proceeds will be equal to the:


                         . greater of the Specified Amount and the Account
                           Value multiplied by the applicable corridor percentage;

                         . minus any Policy Debt; and

                         . minus the amount of any monthly deductions, if the
                           date of death occurred during a grace period.


                      If the Insured under a single life Policy or the last Insured under a joint and last survivor Policy at death is Attained Age 100 or older at the time of death, the amount of the Death Benefit proceeds will be equal to the:


                         . the Account Value multiplied by the applicable
                           corridor percentage;

                         . minus any Policy Debt; and

                         . minus the amount of any monthly deductions, if the
                           date of death occurred during a grace period.

                      The corridor percentage depends on the Attained Age of the Insured on the date of death. Corridor percentages may also vary by state.

                  Attained     Corridor   Attained    Corridor
                    Age       Percentage    Age      Percentage
                -----------------------------------------------
                40 or younger    250%        61         128%
                     41          243%        62         126%
                     42          236%        63         124%
                     43          229%        64         122%
                     44          222%        65         120%
                     45          215%        66         119%
                     46          209%        67         118%
                     47          203%        68         117%
                     48          197%        69         116%
                     49          191%        70         115%
                     50          185%        71         113%
                     51          178%        72         111%
                     52          171%        73         109%
                     53          164%        74         107%
                     54          157%       75-90       105%
                     55          150%        91         104%
                     56          146%        92         103%
                     57          142%        93         102%
                     58          138%    94 or older    101%
                     59          134%
                     60          130%
                -----------------------------------------------

                      The Specified Amount and Account Value used in calculating the Death Benefit are amounts in effect on the date of death. In no event will the Death Benefit be less than the amount required to keep the Policy qualified as life insurance.

UNIT VALUES           We will purchase shares of the Portfolios at net asset
                      value and direct them to the appropriate Subaccounts. We will redeem sufficient shares of the appropriate
                      Portfolios at net asset value to pay surrender/partial surrender proceeds or for other purposes described in the Policy. We automatically reinvest all dividends and capital gain distributions of the Portfolios in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, we do not pay
                      Portfolio dividends or Portfolio distributions to owners as additional units, but instead reflect them in unit values.


                      We arbitrarily set the unit value for each Subaccount at $10 when we establish the Subaccount in GE Life & Annuity Separate Account II. After that, a Subaccount's unit value varies to reflect the investment experience of the Portfolio in which the Subaccount invests, and may increase or decrease from one Valuation Day to the next. We determine unit value, after a Subaccount's operations begin, by multiplying the net investment factor (described below) for that Valuation Period by the unit value for the immediately preceding Valuation Period.

NET INVESTMENT        The net investment factor for a Valuation Period is (1)
FACTOR                divided by (2), where:

                        (1) is the result of:

                            (a) the value of the assets at the end of the
                                preceding Valuation Period; plus

                            (b) the investment income and capital gains,
                                realized or unrealized, credited to those assets at the end of the Valuation Period for which the net investment factor is being determined; minus

                            (c) the capital losses, realized or unrealized,
                                charged against those assets during the
                                Valuation Period; minus

                            (d) any amount charged against the Separate Account
                                for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Separate Account; and

                        (2) is the value of the assets in the Subaccount at the
                            end of the preceding Valuation Period.

TAX STATUS OF         The Policies described by the prospectus are designed to
THE POLICY            comply with the tax law's Guideline Single Premium Test.
                      Consequently, favorable tax treatment will apply to your Policy only if the premiums paid for your Policy do not exceed a limit established by the tax law. An increase or decrease in the Policy's Specified Amount may change this premium limit. Also, a Minimum Death Benefit requirement must be satisfied. Due to the coverage of more than one
                      Insured under the joint and last survivor Policy, there is some uncertainty about how the tax law's limit on premiums should be calculated. As a result, it is possible that a joint and last survivor Policy may exceed the applicable limits, particularly if you pay the full amount of premium permitted under the Policy. We may need to return a portion of your premiums, with earnings thereon, and impose higher cost of insurance charges (not exceeding those guaranteed) in the future. We will monitor the premiums paid for your Policy to keep them within the tax law's limit.

                      If your Policy is not a Modified Endowment Contract, you will generally pay tax on the amount of a partial or full surrender only to the extent it exceeds your "investment in the contract." In a few states, a maturity value will be paid. Maturity proceeds will be taxable to the extent the amount received plus Policy Debt exceeds the "investment in the contract." You will be taxed on these amounts at ordinary income tax rates, not at lower capital gains tax rates. Your "investment in the contract" generally equals the total of the premiums paid for your Policy plus the amount of any loan that was includible in your income, reduced by any amounts you previously received from the Policy that you did not include in your income.


SPECIAL RULE FOR      During the first 15 years after your Policy is issued, if
CERTAIN CASH          we distribute cash to you and reduce the Death Benefit
DISTRIBUTIONS IN      proceeds (e.g., by decreasing the Policy's Specified
THE FIRST 15          Amount), you may be required to pay tax on all or part of
POLICY YEARS          the cash payment, even if it is less than your
                      "investment in the contract." This also may occur if we distribute cash to you up to two years before the proceeds are reduced, or if the cash payment is made in anticipation of the reduction. However, you will not be required to pay tax on more than the amount by which your Account Value exceeds your "investment in the contract."



CONSIDERATIONS        If the Insured survives (or last surviving Insured for
WHERE INSURED         joint and last survivor Policies) beyond age 100, the IRS
LIVES PAST            may seek to deny the tax-free treatment of the Death
AGE 100               Benefit proceeds and instead to tax you on the amount by
                      which your Account Value exceeds your "investment in the contract." Because we believe the Policy continues to meet the Federal tax definition of life insurance beyond age 100, we have no current plans to withhold or report taxes in this situation.


LOANS If your Policy terminates (by a full surrender or by a lapse) while the Insured (or last surviving Insured for joint and last survivor Policies) is alive, you will be taxed on the amount (if any) by which the Policy Debt plus any amount received due to partial surrenders exceeds your investment in the Policy.

                      Generally, interest paid on Policy Debt or other indebtedness related to the Policy will not be tax deductible, except in the case of certain indebtedness under a Policy covering a "key person." A tax adviser should be consulted before taking any Policy loan.


LOSS OF INTEREST      If an entity (such as a corporation or a trust, not an
DEDUCTION WHERE       individual) purchases a Policy or is the beneficiary(ies)
POLICIES ARE HELD     of a Policy issued after June 8, 1997, a portion of the
BY OR FOR THE         interest on indebtedness unrelated to the Policy may not
BENEFIT OF            be deductible by the entity. However, this rule does not
CORPORATIONS,         apply to a Policy owned by an entity engaged in a trade
TRUSTS, ETC.          or business which covers the life of an individual who is:

                         . a 20% owner of the entity; or


                         . an officer, director, or employee of the trade or
                           business, at the time first covered by the Policy.


                      This rule also does not apply to a Policy owned by an entity engaged in a trade or business which covers the joint lives of an owner who is a 20% owner of the entity and the owner's spouse at the time first covered by the Policy. Entities that are considering purchasing the Policy, or that will be a beneficiary(ies) under a Policy, should consult a tax adviser.



CHANGES AND           The right to change owners and changes reducing future
EXCHANGES             amounts of Death Benefit proceeds may have tax
                      consequences depending upon the circumstances of each change. The exchange of one life insurance policy for another life insurance policy generally is not taxed
                      (unless cash is distributed or a loan is reduced or forgiven). However, in the case of the Policy when issued as a joint and last survivor Policy, the other life insurance policy involved in the exchange generally must also cover the same two Insureds. The exercise of the option to split the joint and last survivor version of the Policy into two separate life insurance policies may result in the taxation of the Policy as if there were a full surrender.



OPTIONAL              The Policy currently offers the following five Optional
PAYMENT PLANS         Payment Plans, free of charge, as alternatives to the
                      payment of a Death Benefit or Surrender Value in a lump sum (see the "Requesting Payments" provision of the prospectus):


                          Plan 1 -- Income For A Fixed Period. We will make equal periodic payments for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly, or monthly. If the payee dies before the end of the fixed period, we will discount the amount of the remaining guaranteed payments to the date of the payee's death at a yearly rate of 3%. We will pay the discounted amount in one sum to the payee's estate unless otherwise provided. Discounted means we will deduct the amount of interest each remaining payment would have included had it not been distributed early.

                          Plan 2 -- Life Income. We will make equal monthly payments for a guaranteed minimum period. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining payments for the minimum period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the payee's estate unless otherwise provided.

                          Plan 3 -- Income of a Definite Amount. We will make equal periodic payments of a definite amount. Payments can be annual, semi-annual, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in one sum to the payee's estate unless otherwise provided.

                          Plan 4 -- Interest Income. We will make periodic payments of interest earned from the proceeds left with us. Payments can be annual, semi-annual, quarterly or monthly and will begin at the end of the first period chosen. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one sum to the payee's estate unless otherwise provided.


                          Plan 5 -- Joint Life and Last Survivor Income. We will make equal monthly payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10 year period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the last survivor's estate unless otherwise provided.



                      You may select an Optional Payment Plan in your application or by writing our Variable Life Service Center. We will transfer any amount left with us for payment under an Optional Payment Plan to our General Account. Payments under an Optional Payment Plan will not vary with the investment performance of the Separate Account because they are forms of fixed-benefit annuities. Amounts allocated to an Optional Payment

                      Plan will be credited interest at 3% compounded annually. Certain conditions and restrictions apply to payments received under an Optional Payment Plan. For further information, please review your Policy or contact one of our authorized agents.


                      If Death Benefit proceeds under the Policy are paid under one of the Optional Payment Plans, the beneficiary(ies) will be taxed on a portion of each payment (at ordinary income tax rates). We will notify the beneficiary(ies) annually of the taxable amount of each payment. However, if the Death Benefit proceeds are held by us under Optional Payment Plan 4 (interest income), the beneficiary(ies) will be taxed on the interest income as it is credited.


INCONTESTABILITY      The Policy limits our right to contest the Policy as
                      issued, reinstated or as increased, except for material misstatements contained in the application or a supplemental application, after it has been in force for a minimum period during the Insured's lifetime under the single life Policy or the lifetimes of both Insureds under the joint and last survivor Policy. The minimum period is generally two years from the Policy Date, date of reinstatement or effective date of the increase. This provision does not apply to riders that provide disability benefits (subject to state exception).


SUICIDE               If the Insured under a single life Policy commits suicide
EXCLUSION             while sane or insane within two years of the Policy Date,
                      all coverage under the Policy will end, and we will pay the beneficiary(ies) an amount equal to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.



                      If the Insured under a single life Policy commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the amount payable with respect to that increase. The amount payable attributable to the increase will equal the monthly deductions for the increase. Such Death Benefit proceeds will be paid to the beneficiary(ies) under the same conditions as the initial Specified Amount.



                      If either Insured under a joint and last survivor Policy commits suicide while sane or insane within two years of the Policy Date, all coverage under the Policy will end, and we will pay the beneficiary(ies) an amount equal to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.



                      If the first Insured to die commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the amount payable with respect to that increase. The amount payable to the beneficiary(ies) attributable to the increase will equal the monthly deductions for the increase.

                      If the surviving Insured commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the proceeds payable with respect to that increase. The Death Benefit proceeds payable attributable to the increase will equal the additional premium payment required for the increase. Such Death Benefit proceeds will be paid to the beneficiary(ies) under the same conditions as the initial Specified Amount.


                      Please see your Policy for more details.

ADDITIONAL            You may elect an Accelerated Benefit if the Insured is
INFORMATION           terminally ill. The Accelerated Benefit Rider provides
ABOUT THE             you with access to a portion of the Death Benefit during
ACCELERATED           the Insured's lifetime, if the Insured is diagnosed with
BENEFIT RIDER         a terminal illness. Joint and last survivor Policies will
                      be eligible for acceleration only after the death of the first Insured and the diagnosis of the terminal illness of the surviving Insured.

                      For purposes of determining if an Accelerated Benefit is available, we define terminal illness as a medical condition resulting from bodily injury or disease or both:

                         . which has been diagnosed by a licensed physician;

                         . the diagnosis of which is supported by clinical,
                           radiological, laboratory or other evidence that is satisfactory to us; and

                         . which a licensed physician certifies is expected to
                           result in death within 12 months from the date of the certification.

                      Any request for payment of an accelerated benefit must be in a form satisfactory to us, and any payment of an accelerated benefit requires satisfactory proof of a terminal illness and is subject to our administrative procedures as well as the conditions set forth in the Accelerated Benefit Rider. Please see the Policy rider for more information.

                      The Accelerated Benefit will equal (1) minus (2) minus
                      (3) minus (4), where:

                        (1) is the Eligible Proceeds;


                        (2) is the discount for early payment of Death Benefit
                            proceeds. The discount will be based on the annual interest rate charged for Non-Preferred Policy Loans.


                        (3) is the product of:

                            (a) the ratio of Eligible Proceeds to Total
                                Proceeds; and

                            (b) any Policy Debt.

                        (4) is an administrative charge not to exceed $250.

                      Eligible Proceeds are the lesser of (1) and (2), where:

                        (1) is 75% of the Total Proceeds; and

                        (2) is $250,000 for all the Insured's policies in force
                            with us.

                      Total Proceeds include the Policy's Death Benefit had the Insured's death occurred on the date of the approval of the Accelerated Benefit claim.

                      The Accelerated Benefit will be paid in one lump sum.

                      If the amount of Eligible Proceeds is equal to the amount of the Death Benefit that would have been paid at the Insured's death, then our payment of Accelerated Benefit will result in termination of all insurance under the Policy on the life of the Insured (including riders). Any insurance under the Policy on the life of someone other than the Insured will be treated as though the Insured had died.

                      If the amount of Eligible Proceeds is less than the amount of the Death Benefit that would have been paid at the Insured's death, then upon payment of the Accelerated Benefit the Policy will continue with the Specified Amount, Account Value, Policy Debt and any additional term insurance eligible to be accelerated under this rider reduced by the ratio of Eligible Proceeds to Total Proceeds. We will waive any surrender charge for the resulting decrease in Specified Amount as well as any minimum Specified Amount requirement under the Policy. Other rider benefits will continue without reduction.

OTHER POLICIES        We offer other variable life insurance policies in the
                      Separate Account which also invest in the same (or many of the same) Portfolios of the Funds. These policies may have different charges that could affect the value of the Subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these policies, contact your financial representative, or call (800) 352-9910.


REGULATION OF GE      Besides Federal securities laws, we are subject to the
LIFE AND ANNUITY      insurance laws of the states in which we conduct business.
ASSURANCE
COMPANY





LEGAL MATTERS         Advice on certain legal matters relating to federal
                      securities laws has been provided by Heather Harker, Vice
                      President and Associate General Counsel of the Company.

EXPERTS To be provided by subsequent post-effective amendment to the registration statements.


ACTUARIAL             Actuarial matters have been examined by Paul Haley, an
MATTERS               actuary of the Company, whose opinion we filed as an
                      exhibit to the registration statement.

PERFORMANCE           We demonstrate adjusted performance and unadjusted
INFORMATION           performance for the Portfolios available in the Separate
                      Account. The performance tables assume that the Insureds are in the standard risk class and the tables assume that no loans are taken from the Policy. In addition, all illustrations will assume that all capital gains and dividends from the Portfolios are reinvested in the Portfolios.

                      The performance tables assume an initial Specified Amount of $263,113.00 for a male and a female, both age 60 standard risk class with a single premium of $70,000 at Policy issue.

                      When available, we will provide the total returns for the periods of one, three, five and ten years. Adjusted performance will also include performance from the date the Portfolio was added to the Separate Account until the end of the stated period. Unadjusted performance will also include performance from the date the Portfolio was declared effective with the SEC until the end of the stated period.

                      Adjusted Performance assume the following current charges:


                         1) a mortality and expense risk charge at an annual
                            rate of 0.70% of assets in the Separate Account through the first 10 Policy years and 0.35% thereafter;


                         2) a monthly cost of insurance charge of $2.42;

                         3) a premium tax recovery charge of $12.08 per month
                            for 10 Policy years;

                         4) a surrender charge of $4200.00 which is derived by
                            assuming that the Policy is surrendered during the first Policy year;

                         5) a monthly distribution expense charge of $18.08 for
                            10 Policy years; and

                         6) a monthly administrative charge of $24.08.

                      Unadjusted performance is calculated similarly to adjusted performance, except that unadjusted performance does not include the charges for the premium tax recovery charge, monthly distribution expense charge, monthly cost of insurance charge or the surrender charge. If such charges were included in the performance, the performance numbers would be lower.

                      Cost of insurance charges, as well as some of charges for the optional riders, vary based on individual circumstances. See your registered representative our contact our Variable Life Service Center for a personalized illustration showing all current and guaranteed charges based on hypothetical performance. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.


FINANCIAL             You should distinguish the consolidated financial
STATEMENTS            statements of the Company and its subsidiary included in
                      this Statement of Additional Information from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company and subsidiary only as bearing on our ability to meet our obligations under the Policies. You should not consider the consolidated financial statements of the Company and its subsidiary as affecting the investment performance of the assets held in the Separate Account.


                      The Separate Account financial statements included in this Statement of Additional Information may contain several Subaccounts that are not available to all Policies.

                          PART C:  OTHER INFORMATION

Item 27.  Exhibits

(a)(1)(A) Resolution of the Board of Directors of The Life Insurance Company of Virginia authorizing the establishment of Separate Account II. Previously filed as Exhibit (1)(a) on May 1, 1998 with Post-
          Effective Amendment No. 15 to Form S-6 for Life of Virginia Separate Account II, Registration
          No. 033-09651.

(a)(1)(B) Resolution of Board of Directors of GE Life and Annuity Assurance Company authorizing changing the name of Life of Virginia Separate Account II to GE Life and Annuity Separate
          Account II. Previously filed as Exhibit (1)(a)(i) on April 30, 1999 with Post Effective Amendment
          No. 2 to Form S-6 for GE Life & Annuity Separate Account II, Registration No. 333-32071.

(a)(2)    Resolution of the Board of Directors of Life of Virginia authorizing the addition of subaccounts to
          Separate Account II. Previously filed as Exhibit (1)(b) on May 1, 1998 with Post-Effective
          Amendment No. 15 to Form S-6 for Life of Virginia Separate Account II, Registration
          No. 033-09651.

(a)(3)    Resolution of the Board of Directors of Life of Virginia authorizing the establishment of subaccounts of Separate Account II which invest in shares of the Fidelity Variable Insurance
          Products Fund II -- VIP II Asset Manager Portfolio and Neuberger and Berman Advisers
          Management Trust AMT Balanced Portfolio. Previously filed as Exhibit (1)(c) on May 1, 1998 with Post-Effective Amendment No. 15 to Form S-6 for Life of Virginia Separate Account II,
          Registration No. 033-09651.

(a)(4)    Resolution of the Board of Directors of Life of Virginia authorizing the establishment of subaccounts of Separate Account II which invest in shares of Janus Aspen Series -- Growth
          Portfolio, Janus Aspen Series -- Aggressive Growth Portfolio and Janus Aspen
          Series -- Worldwide Growth Portfolio. Previously filed as Exhibit (1)(d) on May 1, 1998 with
          Post-Effective Amendment No. 15 to Form S-6 for Life of Virginia Separate Account II,
          Registration No. 033-09651.

(a)(5)    Resolution of the Board of Directors of Life of Virginia authorizing the establishment of subaccounts of Separate Account II which invest in shares of the Utility Fund of the Investment
          Management Series. Previously filed as Exhibit (1)(e) on May 1, 1998 with Post-Effective
          Amendment No. 15 to Form S-6 for Life of Virginia Separate Account II, Registration
          No. 033-09651.

(a)(6)    Resolution of the Board of Directors of Life of Virginia authorizing the establishment of two additional subaccounts of Separate Account II which invest in shares of the Corporate Bond Fund of the Investment Management Series and the VIP II Contrafund Portfolio of the Fidelity Variable
          Insurance Products Fund II. Previously filed as Exhibit (1)(f) on May 1, 1998 with Post-Effective
          Amendment No. 15 to Form S-6 for Life of Virginia Separate Account II, Registration
          No. 033-09651.

(a)(7)    Resolution of Board of Directors of Life of Virginia authorizing the establishment of two additional subaccounts of Separate Account II which invest in shares of the International Equity
          Portfolio and the Real Estate Securities Portfolio of the Life of Virginia Series Fund. Previously
          filed as Exhibit (1)(g) on May 1, 1998 with Post-Effective Amendment No. 15 to From S-6 for Life of Virginia Separate Account II, Registration No. 033-09651.

(a)(8)    Resolution of the Board of Directors of Life of Virginia authorizing the establishment of four additional subaccounts of Separate Account II which invest in shares of the Alger American
          Growth Portfolio and the Alger American Small Capitalization Portfolio of The Alger American
          Fund, and the Balanced Portfolio and Flexible Income Portfolio of the Janus Aspen Series.
          Previously filed as Exhibit (1)(h) on September 28, 1995 with Post-Effective Amendment No. 12 to Form S-6 for Life of Virginia Separate Account II, Registration No. 033-09651.


(a)(9)  Resolution of the Board of Directors of Life of Virginia authorizing the establishment of two additional subaccounts of Separate Account II investing in shares of the Federated American
        Leaders Fund II of the Federated Insurance Series, and the International Growth Portfolio of the
        Janus Aspen Series. Previously filed as Exhibit (1)(i) on May 1, 1996 with Post-Effective
        Amendment No. 13 to Form S-6 for Life of Virginia Separate Account II, Registration
        No. 033-09651.

(a)(10) Resolution of the Board of Directors of Life of Virginia authorizing additional subaccounts investing in shares of VIP III Growth and Income Portfolio and VIP III Growth Opportunities
        Portfolio of Variable Insurance Products Fund III; Growth II Portfolio and Large Cap Growth
        Portfolio of the PBHG Insurance Series Fund, Inc.; and Global Income Fund and Value Equity
        Fund of GE Investments Funds, Inc. Previously filed as Exhibit (1)(j) on May 1, 1997 with Post-
        Effective Amendment No. 14 to Form S-6 for Life of Virginia Separate Account II, Registration
        No. 033-09651.

(a)(11) Resolution of the Board of Directors of Life of Virginia authorizing additional subaccounts investing in shares of Capital Appreciation Portfolio of Janus Aspen Series. Previously filed as
        Exhibit (1)(k) on May 1, 1997 with Post-Effective Amendment No. 14 to Form S-6 for Life of
        Virginia Separate Account II, Registration No. 033-09651.

(a)(12) Resolution of the Board of Directors of Life of Virginia authorizing additional subaccounts investing in shares of Goldman Sachs Growth and Income Fund and Goldman Sachs Mid Cap
        Equity Fund of Goldman Sachs Variable Insurance Trust Fund, Inc. and U.S. Equity Fund of GE
        Investments Funds, Inc. Previously filed as Exhibit (1)(l) on May 1, 1998 with Post-Effective
        Amendment No. 15 to Form S-6 for Life of Virginia Separate Account II, Registration
        No. 033-09651.

(a)(13) Resolution of Board of Directors of Life of Virginia authorizing additional subaccounts investing in shares of the Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Total
        Return Fund and Salomon Brothers Variable Strategic Bond Fund of Salomon Brothers Variable
        Series Fund, Inc. Previously filed as Exhibit (1)(m) on April 30, 1999 with Post Effective
        Amendment No. 2 to Form S-6 for GE Life & Annuity Separate Account II, Registration
        No. 033-32071.

(a)(14) Resolution of the Board of Directors of GE Life and Annuity Assurance Company authorizing additional subaccounts investing in shares of GE Premier Growth Equity Fund of GE Investment
        Funds, Inc. Previously filed as Exhibit (1)(n) on April 30, 1999 with Post Effective Amendment
        No. 2 to Form S-6 for GE Life & Annuity Separate Account II, Registration No. 033-32071.

(a)(15) Resolution of the Board of Directors of GE Life and Annuity Assurance Company authorizing change in name of subaccounts investing in shares of Oppenheimer Variable Account Funds and
        Mid Cap Value Fund of Goldman Sachs Variable Insurance Trust. Previously filed as Exhibit
        (1)(o) on April 30, 1999 with Post Effective Amendment No. 2 to Form S-6 for GE Life & Annuity
        Separate Account II, Registration No. 033-32071.

(a)(16) Resolution of the Board of Directors of GE Life and Annuity Assurance Company authorizing change in name of subaccounts investing in shares of Mid-Cap Value Equity Fund of GE
        Investments Funds, Inc.; authorizing additional Investment Subdivisions investing in shares of
        Global Life Sciences Portfolio and Global Technology Portfolio of the Janus Aspen Series.
        Previously filed as Exhibit (1)(p) on April 28, 2000 with Post-Effective Amendment No. 22 to
        Form S-6 for GE Life & Annuity Separate Account II, Registration No. 033-12470.

(a)(17) Resolution of the Board of Directors of GE Life and Annuity Assurance Company authorizing additional subaccounts investing in shares of AIM Variable Insurance Funds, Inc.; Alliance
        Variable Products Series Fund, Inc.; Dreyfus; Federated Insurance Series; Fidelity Variable
        Insurance Products Funds; GE Investments Funds, Inc.; Janus Aspen Series; MFS(R) Variable
        Insurance Trust; Oppenheimer Variable Account Funds; PIMCO Variable Insurance Trust; Rydex
        Variable Trust. Previously filed as Exhibit (1)(q) on July 5, 2000 with Initial Filing to Form S-6 for
        GE Life & Annuity Separate Account II, Registration No. 333-40820.


(b)       Not Applicable.

(c)(1)    Underwriting Agreement dated December 1, 2001 between GE Life and Annuity Assurance
          Company and Capital Brokerage Corporation. Previously filed on September 13, 2002 with Post-
          Effective Amendment No. 4 to Form N-4 for GE Life & Annuity Separate Account 4, Registration
          No. 333-47732.

(c)(2)    Broker-Dealer Sales Agreement, dated December 1, 2001. Previously filed on September 13, 2002 with Post-Effective Amendment No. 4 to Form N-4 for GE Life & Annuity Separate Account 4,
          Registration No. 333-47732.

(d)       Product Commission Schedule. Previously filed on August 28, 2000 with Pre-Effective
          Amendment No. 1 to Form S-6 for GE Life & Annuity Separate Account III, Registration
          No. 333-37856.

(e)(1)    Policy Form Single Life, P1254. Previously filed as Exhibit 1(5)(a) on May 25, 2000 with Initial
          Filing on Form S-6 for GE Life and Annuity Separate Account III, Registration No. 333-37856.

(e)(2)    Policy Form Joint Life, P1255. Previously filed as Exhibit 1A(5)(i) on May 25, 2000 with Initial
          Filing on Form S-6 for GE Life and Annuity Separate Account III, Registration No. 333-37856.

(e)       Endorsements and Riders to the policy:

(e)(3)(A) Accelerated Benefit Rider. Previously filed as Exhibit 1A(5)(b) on May 25, 2000 with Initial Filing to Form S-6 for GE Life and Annuity Separate Account III, Registration No. 333-37856.

(e)(3)(B) Continuation of Coverage Rider. Previously filed as Exhibit 1A(5)(b)(i) on April 24, 2002 with
          Post-Effective Amendment 2 to Form S-6 for GE Life & Annuity Separate Account III,
          Registration No. 333-37856.

(e)(3)(C) Guarantee Account Rider. Previously filed as Exhibit 1A(5)(c) on May 25, 2000 with Initial Filing to Form S-6 for GE Life & Annuity Separate Account III, Registration No. 333-37856.

(e)(4)    Application for Variable Life Policy. To be filed by Post-Effective Amendment to the Registration
          Statement.

(f)(1)    Articles of Incorporation of GE Life and Annuity Assurance Company. Previously filed as Exhibit
          1A(6)(a) on August 25, 2000 with Pre-Effective Amendment 1 to Form S-6 for GE Life & Annuity
          Separate Account III, Registration No. 333-37856.

(f)(2)    By-Laws of GE Life and Annuity Assurance Company. Previously filed as Exhibit 1A(6)(b) on
          August 25, 2000 with Pre-Effective Amendment 1 to Form S-6 for GE Life & Annuity Separate
          Account III, Registration No. 333-37856.

(g)       Reinsurance Agreements. Not applicable.

(h)(1)    Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors
          Corporation, and The Life Insurance Company of Virginia. Previously filed as Exhibit 1A(8)(a) on
          May 1, 1998 with Post-Effective Amendment No. 15 to Form S-6 for Life of Virginia Separate
          Account II, Registration No. 033-09651.

(h)(2)    Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity
          Distributors Corporation, and The Life Insurance Company of Virginia. Previously filed as Exhibit
          1A(8)(a)(i) on May 1, 1996 with Post-Effective Amendment No. 13 to Form S-6 for Life of
          Virginia Separate Account III, Registration No. 033-09651.

(h)(3)    Amendment to Participation Agreement Variable Insurance Products Fund, Fidelity Distributors
          Corporation and GE Life and Annuity Assurance Company. Previously filed as Exhibit
          1A(8)(a)(ii) on July 5, 2000 with Initial Filing to Form S-6 for GE Life & Annuity Separate
          Account II, Registration No. 333-40820.


(h)(4)  Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors
        Corporation and The Life Insurance Company of Virginia. Previously filed as Exhibit 1A(8)(b) on
        May 1, 1998 with Post-Effective Amendment No. 15 to Form S-6 for Life of Virginia Separate
        Account II, Registration No. 033-09651.

(h)(5)  Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity
        Distributors Corporation, and The Life Insurance Company of Virginia. Previously filed as Exhibit
        1A(b)(i) on May 1, 1996 with Post-Effective Amendment No. 13 to Form S-6 for Life of Virginia
        Separate Account II, Registration No. 033-09651.

(h)(6)  Amendment to Participation Agreement Variable Insurance Products Fund II, Fidelity Distributors
        Corporation and GE Life and Annuity Assurance Company. Previously filed as Exhibit
        1A(8)(b)(ii) on June 2, 2000 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life &
        Annuity Separate Account 4, Registration No. 333-31172.

(h)(7)  Participation Agreement between Oppenheimer Variable Account Funds, Oppenheimer
        Management Corporation, and The Life Insurance Company of Virginia. Previously filed as
        Exhibit 1A(8)(c) on May 1, 1998 with Post-Effective Amendment No. 15 to Form S-6 for Life of
        Virginia Separate Account II, Registration No. 033-09651.

(h)(8)  Amendment to the Participation Agreement between Oppenheimer Variable Account Funds,
        Oppenheimer Management Corporation, and The Life Insurance Company of Virginia. Previously
        filed as Exhibit 1A(8)(c)(i) on May 1, 1998 with Post-Effective Amendment No. 15 to Form S-6 for Life of Virginia Separate Account II, Registration No. 033-09651.

(h)(9)  Amendment to Agreement between Oppenheimer Variable Account Funds, Oppenheimer
        Management Corporation, and The Life Insurance Company of Virginia. Previously filed as
        Exhibit 1A(8)(d)(ii) on July 5, 2000 with Initial Filing to Form S-6 for GE Life & Annuity
        Separate Account II, Registration No. 333-40820.

(h)(10) Fund Participation Agreement between Janus Aspen Series and The Life Insurance Company of
        Virginia. Previously filed as Exhibit 1A(8)(d) on July 5, 2000 with Initial Filing to Form S-6 for
        GE Life & Annuity Separate Account II, Registration No. 333-40820.

(h)(11) Amendment to the Participation Agreement between Janus Aspen Series and GE Life and Annuity
        Assurance Company. Previously filed as Exhibit 1A(8)(d)(i) on April 28, 2000 with Post-Effective
        Amendment No. 22 to Form S-6 for GE Life & Annuity Separate Account III, Registration No.
        033-12470.

(h)(12) Fund Participation Agreement between Insurance Management Series, Federated Securities
        Corporation, and The Life Insurance Company of Virginia. Previously filed as Exhibit 1A(8)(e) on
        May 1, 1998 with Post-Effective Amendment No. 15 to Form S-6 for Life of Virginia Separate
        Account II, Registration No. 033-09651.

(h)(13) Amendment to Participation Agreement between Federated Securities Corporation and GE Life and Annuity Assurance Company. Previously filed as Exhibit 1A(8)(e)(i) on June 23, 2000 with
        Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
        Registration No. 333-31172.

(h)(14) Fund Participation Agreement between Variable Insurance Products Fund III and The Life
        Insurance Company of Virginia. Previously filed as Exhibit 1A(8)(g) on May 1, 1997 with Post-
        Effective Amendment No. 14 to Form S-6 for Life of Virginia Separate Account II, Registration
        No. 033-09651.

(h)(15) Amendment to Participation Agreement Variable Insurance Products Fund III, Fidelity Distributors
        Corporation and GE Life and Annuity Assurance Company. Previously filed as Exhibit 1A(8)(g)(i)
        on June 23, 2000 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity
        Separate Account 4, Registration No. 333-31172.


(h)(16) Fund Participation Agreement between Salomon Brothers Variable Series Fund and The Life
        Insurance Company of Virginia. Previously filed as Exhibit 1A(8)(j) on December 18, 1998 with
        Pre-Effective Amendment No. 1 to Form N-4 for Life of Virginia Separate Account 4, Registration
        No. 333-62695.

(h)(17) Fund Participation Agreement between GE Investments Funds, Inc. and The Life Insurance
        Company of Virginia. Previously filed as Exhibit 1A(8)(k) on December 18, 1998 with Pre-
        Effective Amendment No. 1 to Form N-4 for Life of Virginia Separate Account 4, Registration
        No. 333-62695.

(h)(18) Amendment to Fund Participation Agreement between GE Investments Funds, Inc. and GE Life and Annuity Assurance Company. Previously filed as Exhibit 1A(8)(k)(i) on April 30, 1999 with
        Post Effective Amendment No. 2 to Form S-6 for GE Life & Annuity Separate Account II,
        Registration No. 033-32071.

(h)(19) Amendment to Fund Participation Agreement between GE Investments Funds, Inc. and GE Life and Annuity Assurance Company. Previously filed as Exhibit 1A(8)(k)(ii) on April 28, 2000 with
        Post-Effective Amendment No. 22 to Form S-6 for GE Life & Annuity Separate Account III,
        Registration No. 033-12470.

(h)(20) Participation Agreement between AIM Variable Insurance Series and GE Life and Annuity
        Assurance Company. Previously filed as Exhibit 1A(8)(l) on June 23, 2000 with Pre-Effective
        Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration
        No. 333-31172.

(h)(21) Participation Agreement between Alliance Variable Products Series Fund, Inc. and GE Life and
        Annuity Assurance Company. Previously filed as Exhibit 1A(8)(m) on June 23, 2000 with Pre-
        Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration
        No. 333-31172.

(h)(22) Participation Agreement between Dreyfus and GE Life and Annuity Assurance Company.
        Previously filed as Exhibit 1A(8)(n) on June 23, 2000 with Pre-Effective Amendment No. 1 to
        Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-31172.

(h)(23) Participation Agreement between MFS(R) Variable Insurance Trust and GE Life and Annuity
        Assurance Company. Previously filed as Exhibit 1A(8)(o) on June 23, 2000 with Pre-Effective
        Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration
        No. 333-31172.

(h)(24) Participation Agreement between PIMCO Variable Insurance Trust and GE Life and Annuity
        Assurance Company. Previously filed as Exhibit 1A(8)(p) on June 23, 2000 with Pre-Effective
        Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration
        No. 333-31172.

(h)(25) Participation Agreement between Rydex Variable Trust and GE Life and Annuity Assurance
        Company. Previously filed as Exhibit 1A(8)(q) on June 23, 2000 with Pre-Effective Amendment
        No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-31172.

(h)(26) Participation Agreement between Greenwich Street Series Fund and GE Life and Annuity
        Assurance Company. Previously filed as Exhibit (h)(31) on October 15, 2003 with Post-Effective
        Amendment No. 6 to Form N-6 for GE Life & Annuity Separate Account III, Registration
        No. 333-37856.

(h)(27) Participation Agreement between Eaton Vance Variable Trust and GE Life and Annuity Assurance
        Company. Previously filed as Exhibit (h)(31) with Post-Effective Amendment No. 6 to Form N-6 for GE Life & Annuity Separate Account II, Registration No. 333-72572.

(h)(28) Participation Agreement between Merrill Lynch Variable Series Funds, Inc and GE Life and
        Annuity Assurance Company. Previously filed on April 27, 2004 with the Pre-Effective
        Amendment No. 1 to Form N-6 for GE Life & Annuity Separate Account II, Registration
        No. 333-111213.


(h)(29) Participation Agreement between Nations Separate Account Trust and GE Life and Annuity
        Assurance Company. Previously filed as Exhibit (h)(32) with Post-Effective Amendment No. 6 to
        Form N-6 for GE Life & Annuity Separate Account II, Registration No. 333-72572.

(h)(30) Participation Agreement between Van Kampen Life Investment Trust and GE Life and Annuity
        Assurance Company. Previously filed as Exhibit (h)(34) with Post-Effective Amendment No. 6 to
        Form N-6 for GE Life & Annuity Separate Account II, Registration No. 333-72572.

(h)(31) Fund Participation Agreement between Evergreen Variable Annuity Trust and GE Life and
        Annuity Assurance Company. Previously filed on November 15, 2004 with Post-Effective
        Amendment No. 2 to Form N-6 for GE Life & Annuity Separate Account II, Registration
        No. 333-111213.

(h)(32) Amendment to Fund Participation Agreement between Janus Aspen Series and GE Life and
        Annuity Assurance Company. Previously filed on November 15, 2004 with Post-Effective
        Amendment No. 2 to Form N-6 for GE Life & Annuity Separate Account II, Registration
        No. 333-111213.

(i)     Administrative Agreement. Previously filed as Exhibit 1A(9) on May 1, 1998 with Post-Effective
        Amendment No. 15 to Form S-6 for Life of Virginia Separate Account II, Registration
        No. 033-09651.

(j)     Not Applicable.

(k)     Opinion and Consent of Counsel. Previously filed on April 27, 2004 with Pre-Effective Amendment
        No. 1 to Form N-6 for GE Life & Annuity Separate Account II, Registration No. 333-111213.

(l)     Not Applicable.

(m)     Not Applicable.

(n)     Consent of Independent Auditors. Previously filed on April 27, 2004 with the Pre-Effective
        Amendment No. 1 to Form N-6 for GE Life & Annuity Separate Account II, Registration
        No. 333-111213.

(o)     Not Applicable.

(p)     Not Applicable.

(q)     Memorandum describing GE Life and Annuity Issuance, Transfer, Redemption and Exchange
        Procedures for the Policies. Previously filed as Exhibit 7 on September 28, 2000 with Pre-Effective
        Amendment 1 to Form S-6 for GE Life and Annuity Separate Account II, Registration
        No. 333-40820.

(r)     Power of Attorney dated October 1, 2004. Previously filed on December 6, 2004 with
        Post-Effective Amendment No. 17 to Form N-4 for GE Life & Annuity Separate Account 4,
        Registration No. 333-63531.

Item 28.  Directors and Officers of the Depositor

Paul A. Haley............ Director, Senior Vice President and Chief Actuary

Robert T. Methven........ Director

Daniel C. Munson......... Director and Vice President

Leon E. Roday(1)......... Director and Senior Vice President

Pamela S. Schutz......... Chairperson of the Board, President and Chief Executive Officer

Geoffrey S. Stiff........ Director and Senior Vice President

Thomas M. Stinson(2)..... Director and Senior Vice President

John G. Apostle II....... Senior Vice President and Chief Compliance Officer

Thomas E. Duffy.......... Senior Vice President, General Counsel and Secretary

J. Kevin Helmintoller.... Senior Vice President and Chief Financial Officer

William R. Wright, Jr.(1) Senior Vice President and Chief Investment Officer

Heather C. Harker........ Vice President and Associate General Counsel

John E. Karaffa.......... Vice President and Controller

Gary T. Prizzia(1)....... Treasurer

The principal business address for those listed above is GE Life and Annuity Assurance Company, 6610 W. Broad Street, Richmond, VA 23230 unless otherwise noted.

(1) The principal business address is GE Financial Assurance Holdings, Inc., 6604 W. Broad Street, Richmond, Virginia 23230.
(2) The principal business address is GE Financial Assurance, 6630 W. Broad Street, Richmond, Virginia 23230.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

                                  [FLOW CHART]

Item 30.  Indemnification

Sections 13.1-698 and 13.1-702 of the Code of Virginia, in brief, allow a corporation to indemnify any person made party to a proceeding because such person is or was a director, officer, employee, or agent of the corporation, against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he believed that (a) in the case of conduct in his official capacity with the corporation, his conduct was in its best interests; and (b) in all other cases, his conduct was at least not opposed to the corporation's best interests and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of a proceeding by judgment, order, settlement or conviction is not, of itself, determinative that the director, officer, employee, or agent of the corporation did not meet the standard of conduct described. A corporation may not indemnify a director, officer, employee, or agent of the corporation in connection with a proceeding by or in the right of the corporation, in which such person was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to such person, whether or not involving action in his official capacity, in which such person was adjudged liable on the basis that personal benefit was improperly received by him. Indemnification permitted under these sections of the Code of Virginia in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

Article V of the Amended and Restated Articles of Incorporation of GE Life and Annuity Assurance Company further provides that:

   (a) The Corporation shall indemnify each director, officer and employee of this Company who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgements [sic], fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation, and with respect to any criminal action, had no cause to believe his conduct unlawful. The termination of any action, suit or proceeding by judgement [sic], order, settlement, conviction, or upon a plea of nolo contendere, shall not of itself create a presumption that the person did not act in good faith, or in a manner opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, believed his conduct unlawful.

   (b) The Corporation shall indemnify each director, officer or employee of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgement [sic] in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

   (c) Any indemnification under subsections (a) and (b) (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made (1) by the Board of Directors of the Corporation by a majority vote of a quorum consisting of the directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders of the Corporation.

   (d) Expenses (including attorneys' fees) incurred in defending an action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in subsection (c) upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount to the Corporation unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article.

   (e) The Corporation shall have the power to make any other or further indemnity to any person referred to in this section except an indemnity against gross negligence or willful misconduct.

   (f) Every reference herein to director, officer or employee shall include every director, officer or employee, or former director, officer or employee of the Corporation and its subsidiaries and shall ensure to the benefit of the heirs, executors and administrators of such person.

   (g) The foregoing rights and indemnification shall not be exclusive of any other rights and indemnification to which the directors, officers and employees of the Corporation may be entitled according to law.

                                   * * * * *

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the depositor of expenses incurred or paid by a director, officer or controlling person of the depositor in successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriters

(a) Capital Brokerage Corporation is the principal underwriter of the contracts as defined in the Investment Company Act of 1940, and is also the principal underwriter for flexible premium variable annuity and variable life insurance policies issued through GE Life & Annuity Separate Accounts II and 4.

(b) Management

        Name              Address       Positions and Offices with Underwriter
        ----              -------       --------------------------------------
 James J. Buddle.... 6620 W. Broad St.  Director
                     Richmond, VA 23230
 Robert T. Methven.. 3001 Summer St.    Director, President and Chief Executive
                     2nd Floor          Officer
                     Stamford, CT 06905
 Geoffrey S. Stiff.. 6610 W. Broad St.
                     Richmond, VA 23230 Director and Senior Vice President
 Richard P. McKenney 6620 W. Broad St.  Senior Vice President
                     Richmond, VA 23230

        Name                  Address            Positions and Offices with Underwriter
        ----                  -------            --------------------------------------
Edward J. Wiles, Jr.. 3001 Summer St.,         Senior Vice President and Chief Compliance
                      2nd Floor                Officer
                      Stamford, CT 06905
Ward E. Bobitz....... 6620 W. Broad Street     Vice President and Assistant Secretary
                      Richmond, VA 23230
Joan H. Cleveland.... 700 Main St.             Vice President
                      Lynchburg, VA 24504
Brenda A. Daglish.... 6604 West Broad St.      Vice President and Assistant Treasurer
                      Richmond, VA 23230
William E. Daner, Jr. 6610 W. Broad St.        Vice President, Counsel and Secretary
                      Richmond, VA 23230
Melissa K. Gray...... 6620 W. Broad St.        Vice President
                      Richmond, VA 23230
Kelly L. Groh........ 6610 W. Broad Street     Vice President and Chief Financial Officer
                      Richmond, Virginia 23230
Richard J. Kannan.... 6610 W. Broad St.        Vice President
                      Richmond, VA 23230
John E. Karaffa...... 6610 W. Broad St.        Vice President, Controller and Financial &
                      Richmond, VA 23230       Operations Principal
James J. Kuncl....... 6620 W. Broad St.        Vice President
                      Richmond, VA 23230
Jamie S. Miller...... 6620 W. Broad St.        Vice President
                      Richmond, VA 23230
Gary T. Prizzia...... 6620 W. Broad Street     Treasurer
                      Richmond, VA 23230
Russell S. Rubino.... 6620 W. Broad St.        Vice President
                      Richmond, VA 23230

(c) Compensation from the Registrant

       (1)              (2)                (3)             (4)            (5)
                                     Compensation on
                  Net Underwriting Events Occasioning
Name of Principal  Discounts and   the Deduction of a   Brokerage
   Underwriter      Commissions    Deferred Sales Load Commissions Other Compensation
----------------- ---------------- ------------------- ----------- ------------------
Capital Brokerage
  Corporation           N/A                N/A             90%            N/A

Item 32.  Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under it are maintained by GE Life and Annuity Assurance Company at 6610 W. Broad Street, Richmond, Virginia 23230 and 3100 Albert Lankford Drive, Lynchburg, Virginia 24501.

Item 33.  Management Services

Not Applicable

Item 34.  Fee Representation

GE Life and Annuity Assurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GE Life and Annuity Assurance Company.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment No. 3 to this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the County of Henrico, and Commonwealth of Virginia, on the 1st day of February, 2005.


                                                  GE Life & Annuity Separate
                                                  Account II
                                                  -----------------------------
                                                  Registrant

                                              By: /s/  HEATHER C. HARKER
                                                  -----------------------------
                                                  Heather C. Harker
                                                  Vice President, Associate
                                                    General Counsel and
                                                    Assistant Secretary

                                                  GE Life and Annuity Assurance
                                                  Company
                                                  -----------------------------
                                                  (Depositor)

                                              By: /s/  HEATHER C. HARKER
                                                  -----------------------------
                                                  Heather C. Harker
                                                  Vice President, Associate
                                                    General Counsel and
                                                    Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


          Signature                        Title                    Date
          ---------                        -----                    ----

              *                Chairperson of the Board,      February 1, 2005
-----------------------------    President and Chief
      Pamela S. Schutz           Executive Officer

              *                Director, Senior Vice          February 1, 2005
-----------------------------    President and Chief Actuary
        Paul A. Haley

              *                Director and Senior Vice       February 1, 2005
-----------------------------    President
        Leon E. Roday

              *                Director and Senior Vice       February 1, 2005
-----------------------------    President
      Geoffrey S. Stiff

              *                Director and Senior Vice       February 1, 2005
-----------------------------    President
      Thomas M. Stinson

              *                Senior Vice President,         February 1, 2005
-----------------------------    General Counsel and
       Thomas E. Duffy           Secretary

              *                Senior Vice President and      February 1, 2005
-----------------------------    Chief Financial Officer
    J. Kevin Helmintoller

              *                Vice President and Controller  February 1, 2005
-----------------------------
       John E. Karaffa

 *By: /s/  HEATHER C. HARKER   , pursuant to Power of         February 1, 2005
-----------------------------    Attorney executed on
      Heather C. Harker          October 1, 2004.